                                                                    Exhibit 10.1





________________________________________________________________________________




                         SALE AND SERVICING AGREEMENT


                                 by and among


                          ANRC AUTO OWNER TRUST ____,
                                  as Issuer,


                      AUTONATION RECEIVABLES CORPORATION,
                                  as Seller,


                     AUTONATION FINANCIAL SERVICES CORP.,
                           as Servicer and Custodian


                                      and


                        ______________________________,
                             as Indenture Trustee


                           Dated as of _______, ____



________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                            Page
ARTICLE I        DEFINITIONS..............................................................   1
 Section 1.01.   Definitions..............................................................   1
 Section 1.02.   Usage of Terms...........................................................  20
 Section 1.03.   Section References.......................................................  20
 Section 1.04.   Calculations.............................................................  20
 Section 1.05.   Accounting Terms.........................................................  20

ARTICLE II       CONVEYANCE OF CONTRACTS; REPRESENTATIONS
                 AND WARRANTIES OF THE SELLER.............................................  21
 Section 2.01.   Conveyance of Contracts..................................................  21
 Section 2.02.   Representations and Warranties of the Seller.............................  23
 Section 2.03.   Repurchase of Certain Contracts..........................................  33
 Section 2.04.   Custody of Contract Files................................................  33
 Section 2.05.   Duties of Servicer Relating to the Contracts.............................  37
 Section 2.06.   Instructions; Authority to Act...........................................  39
 Section 2.07.   Indemnification..........................................................  39
 Section 2.08.   Effective Period and Termination.........................................  39
 Section 2.09.   Nonpetition Covenant.....................................................  40
 Section 2.10.   Collecting Title Documents Not Delivered at the Closing Date.............  40

ARTICLE III      ADMINISTRATION AND SERVICING OF CONTRACTS................................  41
 Section 3.01.   Duties of Servicer.......................................................  41
 Section 3.02.   Collection of Contract Payments..........................................  43
 Section 3.03.   Realization upon Defaulted Contracts.....................................  44
 Section 3.04.   Maintenance of Security Interests in Financed Vehicles...................  44
 Section 3.05.   Covenants, Representations and Warranties of Servicer....................  45
 Section 3.06.   Purchase of Contracts upon Breach by Servicer; Third Party
                 Claims...................................................................  47
 Section 3.07.   Servicing Compensation...................................................  48
 Section 3.08.   Reporting by the Servicer................................................  48
 Section 3.09.   Annual Statement as to Compliance........................................  50
 Section 3.10.   Annual Independent Certified Public Accountant's Report..................  51
 Section 3.11.   Access to Certain Documentation and Information Regarding Contracts......  51
 Section 3.12.   Indemnification..........................................................  52

                               TABLE OF CONTENTS
                                  (continued)

                                                                                      Page
 Section 3.13.   Reports to Noteholders and the Rating Agencies......................  52

ARTICLE IV       DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS
                 TO NOTEHOLDERS......................................................  53
 Section 4.01.   Establishment of Trust Accounts.....................................  53
 Section 4.02.   Collections; Realization upon Insurance Policy; Net Deposits;
                 Transfers to Payment Account........................................  55
 Section 4.03.   Distributions.......................................................  56
 Section 4.04.   Spread Account......................................................  58
 Section 4.05.   Statements to Noteholders...........................................  61
 Section 4.06.   Effect of Payments by the Insurer; Subrogation......................  63

ARTICLE V        THE SELLER..........................................................  64
 Section 5.01.   Liability of Seller; Indemnities....................................  64
 Section 5.02    Merger or Consolidation of, or Assumption of the Obligations
                 of Seller; Certain Limitations......................................  65
 Section 5.03.   Limitation on Liability of Seller and Others........................  65
 Section 5.04.   Seller Not to Resign................................................  66
 Section 5.05.   Seller May Own Notes................................................  66

ARTICLE VI       THE SERVICER........................................................  67
 Section 6.01.   Liability of Servicer; Indemnities..................................  67
 Section 6.02.   Corporate Existence; Status as Servicer; Merger.....................  67
 Section 6.03.   Performance of Obligations..........................................  68
 Section 6.04.   Servicer Not to Resign; Assignment..................................  68
 Section 6.05.   Limitation on Liability of Servicer and Others......................  69

ARTICLE VII      SERVICER DEFAULTS...................................................  71
 Section 7.01.   Servicer Defaults...................................................  71
 Section 7.02.   Trustee to Act; Appointment of Successor............................  73
 Section 7.03.   Notification to Noteholders.........................................  74
 Section 7.04.   Waiver of Past Defaults.............................................  74
 Section 7.05.   Insurer Direction of Insolvency Proceedings.........................  75

ARTICLE VIII     TERMINATION.........................................................  76
 Section 8.01.   Optional Purchase of All Contracts; Satisfaction and Discharge
                 of The Indenture....................................................  76
 Section 8.02.   Termination of this Agreement.......................................  76

                               TABLE OF CONTENTS
                                  (continued)

                                                                                      Page
ARTICLE IX       MISCELLANEOUS.......................................................  77
 Section 9.01.   Amendment...........................................................  77
 Section 9.02.   Protection of Title to Trust........................................  78
 Section 9.03.   Governing Law.......................................................  80
 Section 9.04.   Notices.............................................................  80
 Section 9.05.   Severability of Provisions..........................................  81
 Section 9.06.   Assignment..........................................................  81
 Section 9.07.   Third Party Beneficiaries...........................................  82
 Section 9.08.   Certain Matters Relating to the Insurer.............................  82
 Section 9.09.   Headings............................................................  82
 Section 9.10.   Assignment by Issuer................................................  83
 Section 9.11.   Limitation of Liability of Owner Trustee............................  83

                                     EXHIBITS

Exhibit A    -     List of Contracts
Exhibit B    -     Location and Account Numbers of Trust Accounts
Exhibit C    -     Distribution Date Statement

          This SALE AND SERVICING AGREEMENT, dated as of ______, (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is between ANRC AUTO OWNER TRUST, a Delaware business trust
 ---------
(the "Issuer" or the "Trust"), AUTONATION RECEIVABLES CORPORATION, a Delaware
      ------          -----
corporation (together with its permitted successors and assigns, the "Seller"),
                                                                      ------
AUTONATION FINANCIAL SERVICES CORP., a Delaware corporation, as Servicer (together with its permitted successors and assigns, the "Servicer") and as
                                                          --------
Custodian (together with its permitted successors and assigns, the "Custodian")
                                                                    ---------
and _______, a ______ banking corporation, as the Indenture Trustee on behalf of the Noteholders (together with its permitted successors and assigns in such capacity, the "Indenture Trustee").
               -----------------

          In consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

           SECTION 1.01.  Definitions.
                          -----------

           Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "Additional Servicing Fee" shall mean the excess, if any, of (i) the
           ------------------------
servicing fee of any Successor Servicer (other than the Indenture Trustee, in its capacity as Successor Servicer), which has been approved in writing by the Insurer over (ii) the Servicing Fee.

          "Administrator" shall have the meaning set forth in the Indenture.
           -------------

          "Affiliate" of any specified Person shall mean any other Person
           ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

          "Amount Financed" shall mean, with respect to a Contract, the
           ---------------
aggregate amount advanced by the Originator under such Contract toward the purchase price of the related Financed Vehicle and related costs, including amounts advanced in respect of accessories, extended service or warranty contracts and other items customarily financed as part of retail automobile installment sales contracts, excluding any collision and/or comprehensive insurance premiums.

          "APR" of a Contract shall mean the annual percentage rate used to
           ---
determine the total interest expected to be charged over the term of a Contract as of its inception, as shown on such Contract.

          "AutoNation Financial Services" shall mean AutoNation Financial
           -----------------------------
Services Corp. and its successors and assigns.

          "Available Funds" shall mean, with respect to any Distribution Date
           ---------------
and the related Collection Period, the sum of (i) all payments of Monthly Scheduled Payments, all partial prepayments, all Full Prepayments (pursuant to clause (a) in the definition thereof), Net Liquidation Proceeds and Net Insurance Proceeds in each case, collected with respect to the Contracts during such Collection Period; (ii) the aggregate Purchase Amount for Purchased Contracts deposited in or credited to the Collection Account pursuant to Section 4.02(a) on the Business Day preceding the Servicer Report Date next preceding such Distribution Date; and (iii) income from Eligible Investments of funds on deposit in the Trust Accounts.

          "Basic Documents" shall have the meaning specified in the Indenture.
           ---------------

          "Business Day" shall mean any day other than (i) a Saturday or a
           ------------
Sunday, (ii) a day on which the Insurer is closed or (iii) a day on which commercial banking institutions or savings associations located in New York, New York or in the city in which the Owner Trustee Corporate Trust Office or the Corporate Trust Office is located are authorized or obligated by law, regulation, executive order or governmental decree to be closed.

          "Class" shall mean a class of Notes whose form is identical except for
           -----
variation in denomination, principal amount or owner.

          "Class A-1 Final Scheduled Distribution Date" shall mean the
           -------------------------------------------
Distribution Date occurring in _______.

          "Class A-1 Note" shall mean any Class A-1 Note substantially in the
           --------------
form attached to the Indenture as Exhibit B.

          "Class A-1 Rate" shall mean ______% per annum.
           --------------

          "Class A-2 Final Scheduled Distribution Date" shall mean the
           -------------------------------------------
Distribution Date occurring in _____.

          "Class A-2 Note" shall mean any Class A-2 Note substantially in the
           --------------
form attached to the Indenture as Exhibit C.

          "Class A-2 Rate" shall mean _____% per annum.
           --------------

          "Class A-3 Final Scheduled Distribution Date" shall mean the
           -------------------------------------------
Distribution Date occurring in _____.

          "Class A-3 Note" shall mean any Class A-3 Note substantially in the
           --------------
form attached to the Indenture as Exhibit D.

          "Class A-3 Rate" shall mean ______% per annum.
           --------------

          "Class A-4 Final Scheduled Distribution Date" shall mean the
           -------------------------------------------
Distribution Date occurring in _____.

          "Class A-4 Note" shall mean any Class A-4 Note substantially in the
           --------------
form attached to the Indenture as Exhibit E.

          "Class A-4 Rate" shall mean ______% per annum.
           --------------

          "Clearing Agency" shall mean an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Exchange Act.

          "Closing Date" shall mean ______, _____.
           ------------

          "Collection Account" shall mean the account established and maintained
           ------------------
as such pursuant to Section 4.01.

          "Collection Period" shall mean, with respect to any Distribution Date,
           -----------------
the calendar month immediately preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Collection Period, the period of time from but excluding the Cut-Off Date through the last day of the calendar month immediately preceding the month in which the first Distribution Date occurs).

          "Collection Policy" shall mean the collection policy of the Issuer and
           -----------------
the Servicer, which shall be (i) the practices and procedures employed by the Servicer in its servicing of motor vehicle retail installment contracts as of the Closing Date, which servicing procedures have been certified by a Servicing Officer and delivered to the Insurer on the Closing Date, as such Collection Policy may be amended in accordance with Section 3.05 hereof, and (ii) the practices and procedures of any Successor Servicer which are acceptable to the Insurer.

          "Contract" shall mean each motor vehicle retail installment sales
           --------
contract and all proceeds thereof and payments thereunder conveyed by the Seller to the Issuer pursuant to this Agreement, which contract or agreement has been executed by an Obligor and pursuant to which such Obligor purchased or financed the Financed Vehicle described therein, agreed to pay the deferred purchase price (i.e., the purchase price net of any down payment) or amount borrowed, together with interest, as therein provided in connection with such purchase or loan, granted a security interest in such Financed Vehicle, and undertook to perform certain other obligations as specified in such contract or agreement. Each Contract shall have been originated by the Originator from application referrals received from a Dealer and subsequently conveyed by the Originator to the Seller pursuant to the Receivables Purchase Agreement.

          "Contract Documents" shall mean, with respect to each Contract, (a)
           ------------------
the original Contract and the original credit application fully executed by the Obligor thereunder; (b) either (i) the original Title Document for the related Financed Vehicle or a duplicate copy thereof issued or certified by the Registrar of Titles which issued the original thereof, together with evidence of perfection of the security interest in the related Financed Vehicle granted by such Contract, as reasonably determined by the Servicer to be permitted or required to perfect such security interest under the laws of the applicable jurisdiction, or (ii) written evidence that the Title Document for such Financed Vehicle showing AutoNation Financial Services as first lienholder has been applied for; (c) any agreement(s) modifying the Contract (including, without limitation, any extension agreement(s)); (d) a signed agreement by an Obligor to provide insurance with AutoNation Financial Services listed as loss payee; (e) a copy of the contract for any supplemental warranty purchased with respect to the Financed Vehicle; (f) acceptable vehicle valuation documentation consisting of the dealer invoice or sticker for new cars and reference to the most recently published National Automobile Dealers Association Used Car Price Guide or Kelly Blue Book, based on year, make and model of the related Financed Vehicle for used cars and (g) any documents specifically relating to the Obligor or the Financed Vehicle. The documents referred to above, other than the Contracts and the Title Documents may be maintained in microfiche or electronic form.

          "Contract Files" shall mean all papers and computerized records
           --------------
customarily kept by the Servicer or its agents in servicing contracts and loans comparable to the Contracts.

          "Contract Number" shall mean, with respect to any Contract included in
           ---------------
the Trust, the number assigned to such Contract by the Servicer, which number is set forth in the related Schedule of Contracts.

          "Controlling Party" shall have the meaning set forth in the Indenture.
           -----------------

          "Conveyed Property" shall have the meaning assigned to such term in
           -----------------
Section 2.01(a).

          "Corporate Trust Office" shall mean the principal office of the
           ----------------------
Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at ________, Attention: _____: ANRC Auto Owner Trust ____; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Seller.

          "Cumulative Net Loss Ratio" shall have the meaning set forth in the
           -------------------------
Insurance Agreement.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as
           -------------------
of _____,_____ by and among the Originator, the Servicer, the Custodian, the Issuer, World Omni Financial Corp. and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Custodian" shall mean AutoNation Financial Services until such time,
           ---------
if any, as a Successor Custodian is appointed and thereafter shall mean such Successor Custodian.

          "Cut-Off Date" shall mean _____, ____.
           ------------

          "Default" shall mean any occurrence that is, or with the giving of
           -------
notice or the lapse of time or both, would become a Servicer Default.

          "Dealer" shall mean each automotive dealership which sold a Financed
           ------
Vehicle, and referred the application in respect of the related Contract to AutoNation Financial Services.

          "Defaulted Contract" shall mean, with respect to any Collection
           ------------------
Period, a Contract (i) which, at the end of such Collection Period, is deemed uncollectible by the Servicer in accordance with its customary procedures, (ii) in respect of which all amounts more than one hundred and twenty (120) days past due represent in the aggregate $40 or more, (iii) in respect of which the related Financed Vehicle has been repossessed and liquidated, or (iv) in respect of which the Servicer has repossessed and held the related Financed Vehicle in its repossession inventory for 91 days or more, whichever occurs first.

          "Deficiency Amount" shall mean, with regard to any Distribution Date,
           -----------------
the sum of (i) the excess, if any, of (a) the Note Interest Distributable Amount with respect to all Classes of Notes for such Distribution Date over (b) the sum of (x) the Available Funds for such Distribution Date (after giving effect to distributions pursuant to clauses (i) through (iii) of Section 4.03(a) for such Distribution Date) and (y) the amount to be on deposit in the Spread Account for such Distribution Date (after giving effect to any withdrawals to pay amounts pursuant to clauses (i) through (iii) of Section 4.03(a) for such Distribution
Date) and (ii) the Guaranteed Note Principal Amount for such Distribution Date.

          "Deficiency Notice" shall mean, with respect to any Distribution Date,
           -----------------
the notice delivered pursuant to Section 4.02(c) by the Servicer to the Indenture Trustee, with a copy to the Insurer.

          "Definitive Notes" shall mean Notes issued in fully registered,
           ----------------
certificated form to Noteholders.

          "Delivery" when used with respect to Trust Account Property shall
           --------
mean:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property
            -----------------
in registered form shall be in the name of the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds such uncertificated security for the Indenture Trustee.

          "Depositor" shall mean the Seller in its capacity as Depositor under
           ---------
the Owner Trust Agreement, and its successors.

          "Distribution Account" means the Note Distribution Account.
           --------------------

          "Distribution Date" shall mean the ___th day of each month or if such
           -----------------
date shall not be a Business Day, the following Business Day, commencing on _______, ______.

          "Distribution Date Statement" shall have the meaning specified in
           ---------------------------
Section 3.08(a).

          "Due Date" shall mean, as to any Contract, the date upon which a
           --------
Monthly Scheduled Payment is due.

          "Eligible Account" shall mean (i) a segregated trust account that is
           ----------------
either (a) maintained by the Indenture Trustee, (b) maintained with a depository institution or trust company organized under the laws of the United States of America or any state thereof the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+" and from Moody's equal to "P-1," which account is fully insured up to applicable limits by the Federal Deposit Insurance Corporation or (c) maintained with a depository institution organized under the laws of the United States of America or any state thereof acceptable to the Insurer, as evidenced by a letter from the Insurer to that effect or (ii) a general ledger account or deposit account at a federal or state chartered depository institution acceptable to the Insurer, as evidenced by a letter from the Insurer to that effect.

          "Eligible Investments" shall mean any one or more of the following
           --------------------
obligations or securities, all of which shall be denominated in United States dollars:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and, to the extent, at the time of investment, acceptable to the Insurer and each Rating Agency for securities having a rating equivalent to the rating of the Notes at the Closing Date, the direct obligations of, or obligations fully guaranteed by, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association;

          (b) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or the Owner Trustee) incorporated under the laws of the United States of America or any State and subject to supervision and examination by Federal and/or State banking authorities, so long as at the time of such investment or contractual commitment providing for such investment, the short-term, unsecured debt obligations of such depository institution or trust company have credit ratings from Standard & Poor's at least equal to "A-1+" and from Moody's at least equal to "P-1"; provided that any such demand and time deposits shall be fully insured by the
--------
Federal Deposit Insurance Corporation and any such certificates of deposit must be secured at all times by collateral described in clause (a) above, such collateral must be held by a third party and the Indenture Trustee must have a perfected first priority security interest in such collateral.

          (c) repurchase obligations with a term not to exceed 30 days and with respect to (i) any security described in clause (a) above or (ii) any other security issued or guaranteed as to timely payment of principal and interest by an agency or instrumentality of the United States of America, in either case entered into with any depository institution or trust company (including the Indenture Trustee and the Owner Trustee), acting as principal, described in clause (b) above; provided, however, that collateral transferred
                  --------  -------
pursuant to such repurchase obligation must be of the type described in clause
(a) above and must (x) be marked-to-market weekly at current market price plus accrued interest, (y) pursuant to such valuation, be equal at all times to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (z) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (d) commercial paper having the highest rating by Standard & Poor's and Moody's at the time of such investment;

          (e) investments in money market funds or money market mutual funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, having a rating from Standard & Poor's and Moody's in the highest investment category granted thereby, including funds for which the Indenture Trustee, the Owner Trustee or any of their respective Affiliates is investment manager or advisor; and

          (f) such other obligations or securities acceptable to the Insurer, as evidenced by a letter from the Insurer to the Indenture Trustee (which acceptability may be revoked at any time by the Insurer).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Fee Letter" shall mean the Fee Letter, dated as of ____, ___, between
           ----------
AutoNation, Inc. and the Indenture Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

          "Final Scheduled Distribution Date" shall mean with respect to the
           ---------------------------------
Notes, the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date or the Class A-4 Final Scheduled Distribution Date, as the case may be.

          "Financed Vehicle" shall mean, as to any Contract, a new or used
           ----------------
automobile and/or light-duty truck, together with all accessions thereto, securing the related Obligor's indebtedness under such Contract.

          "Fiscal Agent" shall have the meaning set forth in the Insurance
           ------------
Policy.

          "Full Prepayment" shall mean, with respect to any Contract, any of the
           ---------------
following: (a) payment by or on behalf of the Obligor of the total amount required by the terms of such Contract to be paid thereunder, which amount shall be at least equal to the sum of (i) 100% of the Principal Balance of such Contract, (ii) unpaid interest accrued thereon to the date of such payment at the APR and (iii) any overdue amounts; or (b) payment by the Seller to the Indenture Trustee of the Purchase Amount of such Contract in connection with the purchase of such Contract pursuant to Section 2.03, or payment by the Servicer of the Purchase Amount of such Contract in connection with the purchase of such Contract pursuant to Section 3.06 or the purchase of all Contracts pursuant to Section 8.01.

          "Guaranteed Note Principal Amount" shall mean with regard to any
           --------------------------------
Distribution Date, the lesser of (a) the excess, if any, of (i) the Note Principal Distributable Amount for such Distribution Date over (ii) the sum of
(x) the Available Funds for such Distribution Date (after giving effect to distributions pursuant to clauses (i) through (iv) of Section 4.03(a) for such Distribution Date) and (y) the amount to be on deposit in the Spread Account for such Distribution Date (after giving effect to any withdrawals to pay amounts pursuant to clauses (i) through (iv) of Section 4.03(a) for such Distribution
Date) and (b) the excess, if any, of (i) the Outstanding Principal Amount of the Notes for such Distribution Date (after giving effect to all payments of principal of the Notes on such Distribution Date, other than from an Insured Payment) over (ii) the sum of (x) the Pool Balance as of the last day of the preceding Collection Period and (y) the amount to be on deposit in the Spread Account (after giving effect to any withdrawals to pay amounts pursuant to clauses (i) through (vi) of Section 4.03(a) for such Distribution Date); provided, however, on the Final Scheduled Distribution Date for such Class of
--------  -------
Notes, the Guaranteed Note Principal Amount shall be at least equal to the Outstanding Principal Amount of such Class of Notes on such Final Scheduled Distribution Date (after giving effect to all payments of principal of the Notes on such Final Scheduled Distribution Date other than from an Insured Payment).

          "Indenture" shall mean the Indenture, dated as of ______, ___, between
           ---------
the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Indenture Trustee" shall mean __________, a ____ banking corporation,
           -----------------
as the Indenture Trustee under the Indenture, its successors in interest and any successor Indenture Trustee under the Indenture.

          "Indenture Trustee Fee" shall equal the amount specified in the Fee
           ---------------------
Letter.

          "Insolvency Proceeding" shall have the meaning specified in Section
           ---------------------
7.05.

          "Insurance Agreement" shall mean the Insurance Agreement, dated as of
           -------------------
_____, ____, by and among the Insurer, the Administrator, the Seller, the Servicer, the Custodian, the Originator, the Indenture Trustee, the Owner Trustee and the Issuer, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Insurance Policy" shall mean the note guaranty insurance policy for
           ----------------
the Notes, number ____, dated _____, ____, and issued by the Insurer in favor of the Indenture Trustee, guaranteeing payment of any Insured Payment, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Insurance Premium" shall have the meaning specified in the Insurance
           -----------------
Agreement.

          "Insured Payment" shall mean (i) as of any Distribution Date, any
           ---------------
Deficiency Amount and (ii) any Preference Amount.

          "Insurer" shall mean _______, a _____ stock insurance company, and its
           -------
permitted successors and assigns.

          "Insurer Default" shall mean the occurrence and continuance of any of
           ---------------
the following:

          (i) the Insurer shall have failed to make a payment required to be made under the Insurance Policy in accordance with its terms;

          (ii) the Insurer shall have (a) filed a petition or commenced any case or proceeding in respect of the Insurer under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (b) made a general assignment for the benefit of its creditors or (c) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (a) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (b) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          "Interest Accrual Period" shall mean, with respect to any Distribution
           -----------------------
Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Issuer" shall mean ANRC Auto Owner Trust _____, a Delaware business
           ------
trust, and its permitted successors and assigns.

          "Lien" shall mean a security interest, lien, charge, pledge, equity or
           ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

          "Liquidation Expenses" shall mean reasonable out-of-pocket expenses,
           --------------------
other than any overhead expenses, incurred by the Servicer in connection with the collection and realization of the full amounts due under any Defaulted Contract (including the attempted liquidation of a Contract which is brought current and is no longer in default during such attempted liquidation) and the repossession and sale of any property acquired in respect thereof which are not recoverable as proceeds paid by any insurer under any type of motor vehicle insurance policy related to the Contract. Liquidation Expenses shall not include any late fees or other administrative fees and expenses or similar charges collected with respect to a Contract.

Liquidation Expenses shall not include any late fees or other administrative fees and expenses or similar charges collected with respect to a Contract.

          "Maturity Date" shall mean, with respect to any Contract, the date on
           -------------
which the last scheduled payment of such Contract shall be due and payable as such date may be extended pursuant to Section 3.02.

          "Monthly Scheduled Payment" shall mean, with respect to any Contract,
           -------------------------
in any given month, the amount of the scheduled payment of principal and interest payable by the Obligor of such Contract for such month in accordance with the terms thereof, exclusive of any charges which represent late payment charges or extension fees.

          "Moody's" shall mean Moody's Investors Service, and its permitted
           -------
successors and assigns.

          "Net Insurance Proceeds" shall mean proceeds paid by any insurer under
           ----------------------
a comprehensive and collision insurance policy related to a Contract (other than funds used for the repair of the related Financed Vehicle or proceeds released to the Obligor in excess of the Principal Balance of the Contract, and all accrued interest thereon and all other amounts due thereunder), after reimbursement to the Servicer of expenses recoverable under such policy.

          "Net Liquidation Proceeds" shall mean, at any time, with respect to
           ------------------------
any Contract that becomes a Defaulted Contract, the amount received by the Servicer in respect of such Contract during or after the Collection Period in which such Contract becomes a Defaulted Contract (after deduction of Liquidation Expenses with respect to such Contract).

          "Non-Servicer Default" shall mean the occurrence and continuation of
           --------------------
any one of the following events:

          (a) failure on the part of the Custodian, any Subcustodian or any Subservicer duly to observe or to perform any other covenants or agreements of the Custodian, any Subcustodian or the Subservicer set forth in this Agreement, the Sub-Servicing Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Noteholders, the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee and (ii) continue unremedied for a period of 30 days after the date on which the Custodian, any Subcustodian or the Subservicer shall have knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Custodian, any Subcustodian or any Subservicer, as the case may be, by the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee;

          (b) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Custodian, any Subcustodian or the Subservicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Custodian, any Subcustodian or the Subservicer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Custodian, any Subcustodian or the Subservicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar laws and such case is not dismissed within 60 days;

          (c) the commencement by the Custodian, any Subcustodian or the Subservicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Custodian, any Subcustodian or the Subservicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Custodian, any Subcustodian or the Subservicer or of any substantial part of its property or the making by the Custodian, any Subcustodian or the Subservicer of an assignment for the benefit of creditors or the failure by the Custodian, any Subcustodian or the Subservicer generally to pay its debts as such debts become due or the taking of corporate action by the Custodian, any Subcustodian or the Subservicer in furtherance of any of the foregoing;

          (d) any representation, warranty or statement of the Custodian, any Subcustodian or the Subservicer made in this Agreement, the Sub-Servicing Agreement or the other Basic Documents or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders or the Insurer and, within 30 days after written notice thereof shall have been given to the Custodian, any Subcustodian or the Subservicer, as applicable, by the Indenture Trustee or the Issuer, or so long as no Insurer Default has occurred and is continuing, by the Insurer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

          (e)  a Servicer Default.

          "Note" shall mean a Class A-1 Note, a Class A-2 Note, a Class A-3 Note
           ----
or a Class A-4 Note.

          "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class
           -----
A-3 Notes and the Class A-4 Notes, collectively.

          "Note Distributable Amount" shall mean, with respect to any
           -------------------------
Distribution Date, the sum of the Note Principal Distributable Amount and the
Note Interest Distributable Amount for such Distribution Date.

          "Note Distribution Account" shall mean the account established and
           -------------------------
maintained as such pursuant to Section 4.01.

          "Noteholder" shall have the meaning specified in the Indenture.
           ----------

          "Note Interest Carryover Shortfall" shall mean, with respect to any
           ---------------------------------
Distribution Date and a Class of Notes, the sum of (i) the excess, if any, of the Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, and, (ii) to the extent permitted by applicable law, interest on the amount of interest due but not paid to Noteholders of such Class on the preceding Distribution Date at the related Note Rate for the related Interest Accrual Period; provided that the Note Interest
                                              --------
Carryover Shortfall for the first Distribution Date shall be zero.

          "Note Interest Distributable Amount" shall mean, with respect to any
           ----------------------------------
Distribution Date and a Class of Notes, the sum of (i) an amount equal to the interest accrued during the related Interest Accrual Period at the related Note Rate for such Class of Notes on the Outstanding Principal Amount of such Class of Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the original Outstanding Principal Amount of such Class of Notes) and (ii) the Note Interest Carryover Shortfall for such Class of Notes for such Distribution Date.

          "Note Principal Carryover Shortfall" shall mean, as of the close of
           ----------------------------------
business on any Distribution Date, the excess of the Note Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually paid from the Note Distribution Account on such Distribution Date.

          "Note Principal Distributable Amount" shall mean, with respect to any
           -----------------------------------
Distribution Date, the sum of (i) the Principal Distributable Amount for such Distribution Date and (ii) any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date; provided that the Note
                                                 --------
Principal Distributable Amount shall not exceed the aggregate Outstanding Principal Amount of the Notes. Notwithstanding the foregoing, the Note Principal Distributable Amount on the Final Scheduled Distribution Date for each Class shall not be less than the amount that is necessary to reduce the Outstanding Principal Amount of the related Class of Notes to zero.

          "Note Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the
           ---------
Class A-3 Rate or the Class A-4 Rate, as the case may be.

          "Note Register" shall have the meaning specified in the Indenture.
           -------------

          "Obligee" shall mean, with respect to any Contract, the Person to whom
           -------
an Obligor is indebted under such Contract.

          "Obligor" shall mean, with respect to any Contract, the purchaser or
           -------
co-purchasers of the Financed Vehicle and any other Person who owes payments under such Contract.

          "Officers' Certificate" shall mean a certificate signed by the
           ---------------------
Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Servicer, the signing officer must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Servicer.

          "Opinion of Counsel" shall mean a written opinion of counsel (who may
           ------------------
be an employee of or counsel to the Seller or the Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be, and the Insurer, which opinion shall be acceptable in form and substance to the Indenture Trustee and the Insurer and shall be addressed to the Indenture Trustee or Owner Trustee, as the case may be, and the Insurer.

          "Optional Purchase" shall have the meaning specified in Section 8.01
           -----------------

          "Original Pool Balance" shall mean $______, which is the aggregate
           ---------------------
principal balance.

          "Originator" shall mean AutoNation Financial Services Corp., and its
           ----------
permitted successors and assigns.

          "Outstanding" shall mean with respect to a Contract and as of the time
           -----------
of reference thereto, a Contract that has not reached its Maturity Date, has not been fully prepaid, has not become a Defaulted Contract and has not otherwise been repurchased pursuant to Section 2.03, 3.06 or 8.01.

          "Outstanding Principal Amount" shall mean, with respect to any
           ----------------------------
Distribution Date, the aggregate outstanding principal amount of the Notes after giving effect to any payments of principal made on the Notes on such Distribution Date.

          "Outstanding Principal Balance" shall mean, as of the Cut-Off Date,
           -----------------------------
the amount set forth as the Outstanding Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all principal payments due after the Cut-Off Date.

          "Overcollateralization Amount" shall mean approximately ______% of the
           ----------------------------
initial Pool Balance.

          "Owner Trust Agreement" shall mean the Amended and Restated Owner
           ---------------------
Trust Agreement, dated as of _______, _______, between the Depositor and the Owner Trustee, as the same may be further amended, supplemented or otherwise modified and in effect from time to time.

          "Owner Trustee" shall mean _____________, a ________, not in its
           -------------
individual capacity but solely as the Owner Trustee under the Owner Trust Agreement acting on behalf of the Issuer, its successors in interest and any successor Owner Trustee under the Owner Trust Agreement.

          "Owner Trustee Corporate Trust Office" shall mean the principal office
           ------------------------------------
of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at ______________, Attention: _________, with a copy to ____________,
Attention: ________; or at such other address as the Owner Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Seller.

          "Owner Trustee Fee" shall equal the amount specified in the Owner
           -----------------
Trust Agreement.

          "Paying Agent" shall mean with respect to the Notes, the Person acting
           ------------
as the "Paying Agent" under the Indenture or any other Person that meets the eligibility standards for the Indenture Trustee specified in the Indenture and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          "Payment Account" shall mean the account established and maintained as
           ---------------
such pursuant to Section 4.01.

          "Percentage Interest" shall have the meaning set forth in the Owner
           -------------------
Trust Agreement.

          "Person" shall mean a legal person, including any individual,
           ------
corporation, estate, partnership, limited liability company or limited liability partnership, joint venture, association, joint stock company, business trust, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Pool Balance" as of the time of determination shall mean the
           ------------
aggregate of the Principal Balances of the Contracts, exclusive of the Principal Balances of all Contracts that are not Outstanding at the end of the Collection Period ending immediately prior to such time of determination.

          "Pool Factor" shall mean, a six-digit decimal computed each month
           -----------
indicating the Pool Balance at the end of the month, divided by the Original Pool Balance. The Pool Factor will be 1.000000 as of the Closing Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance.

          "Potential Preference Parties" shall have the meaning specified in
           ----------------------------
Section 4.04(e).

          "Preference Amount" shall mean, any amount previously distributed to a
           -----------------
Noteholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          "Preference Claim" shall have the meaning specified in Section 7.05.
           ----------------

          "Principal Balance" shall mean, with respect to a Contract, as of any
           -----------------
date of determination, the Amount Financed under the terms of such Contract minus (i) that portion of all Monthly Scheduled Payments and any full or partial
-----
prepayments in respect of such Contract received on or prior to the end of the most recently ended Collection Period and allocable to principal as determined by the Servicer. For purposes of this definition, allocations between interest and principal of the Monthly Scheduled Payment on each Contract by the Servicer shall be made in accordance with the terms of such Contract.

          "Principal Distributable Amount" shall mean, with respect to any
           ------------------------------
Distribution Date, the amount equal to the sum of the following amounts with respect to the Collection Period: (i) collections received on Contracts (other than Defaulted Contracts and Purchased Contracts) allocable to principal as determined by the Servicer, including full and partial principal prepayments;
(ii) the Principal Balance of all Contracts (other than Purchased Contracts) that become Defaulted Contracts during the related Collection Period; and (iii) the Principal Balance as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding Servicer Report Date.

          "Purchase Amount" shall mean, with respect to a Purchased Contract,
           ---------------
the Principal Balance of such Contract as of the date of purchase or repurchase of such Contract plus accrued interest thereon to the date of purchase at the
                 ----
applicable APR to the extent not previously collected.

          "Purchased Contract" shall mean a Contract that (i) has been purchased
           ------------------
or repurchased by the Originator the Servicer or the Seller because of certain material defects in documents related to such Contract, (ii) has been repurchased by the Seller or the Originator because of certain breaches of representations and warranties regarding such Contract made by the Seller in this Agreement or by the Originator in the Receivables Purchase Agreement, as applicable, pursuant to the terms thereof, (iii) has been purchased by the Servicer because of certain breaches by the Servicer of representations or servicing covenants pursuant to Section 3.06 or (iv) has been purchased by the Servicer in the event of an optional purchase of all of the Contracts pursuant to Section 8.01.

          "Rating Agencies" shall mean Moody's and Standard & Poor's, and if
           ---------------
either Moody's or Standard & Poor's no longer maintains a rating on any Class of Notes, such other nationally recognized statistical rating organization designated by the Depositor and acceptable to the Insurer.

          "Receivables Purchase Agreement" shall mean the Receivables Purchase
           ------------------------------
Agreement, dated as of ___________, _______, between AutoNation Financial Services, as seller, and the Seller, as purchaser, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

          "Record Date" shall mean, with respect to a Class of Notes, on each
           -----------
Distribution Date and the Final Scheduled Distribution Date, the Business Day immediately prior to such Distribution Date or Final Scheduled Distribution Date or, if Definitive Securities are issued, the last day of the immediately preceding calendar month.

          "Registrar of Titles" shall mean the agency, department or office
           -------------------
having the responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

          "Reimbursement Amount" shall mean the sum of (i) any unreimbursed
           --------------------
payments made by the Insurer under the Insurance Policy or pursuant to Section 5.02(c) of the Indenture, (ii) any expense paid by the Insurer pursuant to
Section 3.04(b) and not reimbursed by the Servicer pursuant to such Section 3.04(b), (iii) any unpaid Insurance Premium and (iv) all other amounts due to the Insurer under the Insurance Agreement, in each case, together with interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement).

          "Re-Liening Expenses" shall mean reasonable out-of-pocket expenses,
           -------------------
acceptable to the Insurer and incurred in connection with the retitling of the Title Documents to name the Indenture Trustee as secured party with respect to the Financed Vehicles pursuant to Section 3.04(b).

          "Request for Release of Documents" shall have the meaning set forth in
           --------------------------------
the Custodial Agreement.

          "Residual Interest Certificate" shall have the meaning specified in
           -----------------------------
the Owner Trust Agreement.

          "Responsible Officer" shall mean any officer of the Indenture Trustee
           -------------------
or the Owner Trustee within the Corporate Trust Office or the Owner Trustee Corporate Office, as applicable, including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee or Owner Trustee customarily performing functions similar to those performed by any of the above designated officers with direct responsibility for the administration of this Agreement.

          "Schedule of Contracts" shall mean the list or lists of Contracts
           ---------------------
attached as Exhibit A hereto. In addition, the information contained in Exhibit A shall also be contained on a computer disk or tape (the "Disk") that shall be
                                                           ----
delivered by the Servicer to the Indenture Trustee and the Insurer on or prior to the Closing Date.

          "Securities Account Control Agreement" shall have the meaning set
           ------------------------------------
forth in the Indenture.

          "Seller" shall mean AutoNation Receivables Corporation, a Delaware
           ------
corporation, in its capacity as the Seller of the Contracts under this Agreement, and each successor thereto (in the same capacity) pursuant to Section 5.02.

          "Servicer" shall mean AutoNation Financial Services Corp., a Delaware
           --------
corporation, in its capacity as the servicer of the Contracts under Section 3.01, and, in each case upon succession in accordance herewith, each successor servicer in the same capacity pursuant to Section 3.01 and each successor servicer pursuant to Section 7.02.

          "Servicer Default" shall mean an event specified in Section 7.01.
           ----------------

          "Servicer Report Date" shall mean, with respect to any Distribution
           --------------------
Date, the third Business Day prior to such Distribution Date.

          "Servicing Fee" shall mean, as to any Distribution Date, the fee
           -------------
payable to the Servicer for services rendered during the Collection Period ending immediately prior to such Distribution Date, which shall be an amount equal to the product of the Servicing Fee Percentage multiplied by the Pool Balance as of the end of the Collection Period preceding the related Collection Period or in the case of the first Distribution Date, the Pool Balance as of the Cut-Off Date.

          "Servicing Fee Percentage" shall mean a percentage equal to the
           ------------------------
product of one-twelfth of _________% per annum.

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee and the Insurer by the Servicer pursuant to Section 3.01, as such list may be amended or supplemented from time to time.

          "Servicing Standards" shall mean, at any time, the quality of the
           -------------------
Servicer's performance with respect to (i) compliance with the terms of this Agreement and the Collection Policy and (ii) adequacy, measured in accordance with industry standards and current and historical standards of the Servicer, in respect of the servicing of all Contracts serviced by the Servicer, regardless of whether any such Contract is owned by the Servicer or otherwise.

          "Simple Interest Contract" shall mean a Contract as to which the
           ------------------------
portion of payments allocable to earned interest and principal thereunder is determined according to the Simple Interest Method.

          "Simple Interest Method" shall mean the method for calculating
           ----------------------
interest on a Contract whereby interest due is calculated each day based on the actual principal balance of the Contract on that day.

          "Spread Account" shall mean the account established and maintained as
           --------------
such pursuant to Section 4.01.

          "Spread Account Initial Deposit" shall equal the amount set forth in
           ------------------------------
the Insurance Agreement.

          "Spread Account Property" shall mean the Spread Account, all amounts
           -----------------------
and investments held from time to time in the Spread Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Spread Account Required Amount" shall have the meaning set forth in
           ------------------------------
the Insurance Agreement.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a
           -----------------
division of The McGraw-Hill Companies, Inc., and its permitted successors and assigns.

          "Subcustodian" shall mean World Omni Financial Corp., a Florida
           ------------
corporation and any successor.

          "Subservicer" shall mean World Omni Financial Corp., a Florida
           -----------
corporation, in its capacity as the subservicer of the Contracts under Section 3.01, and, upon succession in accordance herewith, each successor subservicer in the same capacity pursuant to Section 3.01.

          "Sub-Servicing Agreement" shall mean the Amended and Restated
           -----------------------
Servicing Agreement, dated as of ___________, ________, between AutoNation Financial Services and the Subservicer, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Successor Custodian" shall have the meaning set forth in Section
           -------------------
2.04(b).

          "Successor Servicer" shall have the meaning set forth in Section 7.02.
           ------------------

          "Title Document" shall mean, with respect to any Financed Vehicle, the
           --------------
certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered.

          "Transition Costs" shall mean reasonable costs and expenses incurred
           ----------------
by or payable to the Successor Servicer in connection with the transfer of servicing (whether due to termination, resignation or otherwise) from the Servicer to such Successor Servicer, which shall be approved in writing by the Insurer.

          "Trust" shall mean the Issuer.
           -----

          "Trust Account Property" shall mean the Trust Accounts, all amounts
           ----------------------
and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Trust Accounts" shall have the meaning specified in Section 4.01(a).
           --------------

          "Trust Estate" shall mean all right, title and interest of the Trust
           ------------
in and to the property and rights pledged to the Indenture Trustee pursuant to the Indenture.

          "Trust Property" shall have the meaning set forth in Section 2.01(a).
           --------------

          "UCC" shall mean the Uniform Commercial Code as in effect in the
           ---
applicable jurisdiction.

          "Underwriting Guidelines" shall have the meaning set forth in the
           -----------------------
Insurance Agreement.

          SECTION 1.02. Usage of Terms.
                        --------------

          With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

          SECTION 1.03. Section References.
                        ------------------

          All section references, unless otherwise indicated, shall be to Sections in this Agreement.

          SECTION 1.04. Calculations.
                        ------------

          Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Collections of interest on Simple Interest Contracts will be calculated in accordance with the terms thereof.

          SECTION 1.05. Accounting Terms.
                        ----------------

          All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

                                  ARTICLE II

                           CONVEYANCE OF CONTRACTS;
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

          SECTION 2.01.  Conveyance of Contracts.
                         -----------------------

          (a) In consideration of the Issuer's delivery of the authenticated Notes to or upon the order of the Seller, effective upon the Closing Date, the Seller hereby sells, grants, transfers, conveys and assigns to the Issuer, without recourse (except as expressly provided in Section 2.03 hereof), all of the right, title and interest of the Seller in, to and under:

          (i)   the Contracts listed in the Schedule of Contracts;

          (ii) all monies received with respect to all Contracts after the Cut-Off Date, including any Purchase Amounts;

          (iii) all Net Liquidation Proceeds and Net Insurance Proceeds with respect to any Financed Vehicle to which a Contract relates received after the Cut-Off Date;

          (iv) all documents relating to the Contracts, the Contract Documents and Contract Files relating to the Contracts, including all servicing records in hard and electronic form;

          (v) all rights of the Seller (but not its obligations) under the Receivables Purchase Agreement;

          (vi) any and all security interests in the Financed Vehicles and the rights to receive proceeds from claims on any insurance policies covering the Financed Vehicles or the individual Obligors under each related Contract; and

          (vii) all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

          The foregoing items of property listed in this Section 2.01(a) (the "Conveyed Property"), together with the Trust Account Property, are collectively
------------------
referred to herein as the "Trust Property". In addition, the Issuer shall cause
                           --------------
the Insurer to issue the Insurance Policy.

          It is the intention of the Seller and the Issuer that the assignment and transfer contemplated herein constitute (and shall be construed and treated for all purposes as) a true and complete sale of the Conveyed Property, conveying good title thereto free and clear of any liens and encumbrances, from the Seller to the Issuer. However, in the event that such conveyance is deemed to be a pledge to secure a loan (in spite of the express intent of the parties hereto that this conveyance constitutes, and shall be construed and treated for all purposes as a true and complete sale), the Seller hereby grants to the Issuer, for the benefit of the Noteholders and the Insurer, a security interest which security interest shall be a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Trust Property whether now existing or hereafter created and all proceeds of the foregoing to secure the loan deemed to be made in connection with such pledge and, in such event, this Agreement shall constitute a security agreement under applicable law.

          (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Conveyed Property from the Seller, including all right, title and interest of the Seller in, to and under the Conveyed Property, receipt of which is hereby acknowledged by the Issuer. Concurrently with such conveyance and in exchange therefor, the Issuer has pledged to the Indenture Trustee, for the benefit of the Noteholders and the Insurer, the Trust Property, and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Seller or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Seller, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered, the Residual Interest Certificate to the Seller, upon the order of the Seller.

          (c) In connection with the sale of the Contracts pursuant to the Receivables Purchase Agreement, AutoNation Financial Services has filed with the office of the Secretary of State of the State of ________ a UCC-1 financing statement naming AutoNation Financial Services as debtor, naming the Seller as secured party and the Indenture Trustee as assignee and including the Contracts in the description of the collateral. In connection with the sale of the Contracts pursuant to this Agreement, the Seller has filed or caused to be filed with the Secretary of State of the State of _________ a UCC-1 financing statement naming the Seller as debtor, naming the Issuer as secured party and naming the Indenture Trustee, on behalf of the Noteholders and the Insurer, as assignee, and including the Contracts in the description of the collateral. In connection with the pledge of the Contracts pursuant to the Indenture, the Trust has filed or caused to be filed with the offices of the Secretary of State of the State of Delaware UCC-1 financing statements naming the Trust as debtor and the Indenture Trustee, on behalf of the Noteholders and the Insurer, as secured party. The grant of a security interest to the Indenture Trustee and the rights of the Indenture Trustee in the Contracts shall be governed by the Indenture.

          The Seller shall have caused UCC-2 termination statements to have been filed with the office of Secretary of State of the State of ________ terminating any effective UCC-1 financing statements with respect to any outstanding security interests in the Contracts.

          (d) From time to time, the Servicer shall cause to be taken such actions as are necessary to continue the perfection of the respective interests of the Trust and the Indenture Trustee in the Contracts and to continue the first priority security interest of the Originator in the Financed Vehicles and their proceeds and the effectiveness of the assignment of the security interest in the Financed Vehicles and their proceeds to the Indenture Trustee (other than, as to such priority, any statutory lien arising by operation of law after the Closing Date which is prior to such interest), including, without limitation, the filing of financing statements, amendments thereto or continuation statements and the making of notations on records or documents of title; provided, however, the Servicer will not be
                               --------  -------
required to submit the Title Documents for retitling in the name of the Indenture Trustee except as provided in Section 3.04(b).

          (e) The Owner Trustee, on behalf of the Issuer and the Indenture Trustee, hereby authorizes the Servicer, and the Servicer hereby agrees, to take such steps as are necessary to re-perfect such security interest in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a security interest in a Contract by the Servicer, as Originator, to the Seller pursuant to the Receivables Purchase Agreement, by the Seller to the Issuer pursuant to the terms of this Agreement and by the Issuer to the Indenture Trustee pursuant to the Indenture is insufficient without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which the Financed Vehicle is located, to assign to the Indenture Trustee a perfected security interest in the related Financed Vehicle, the Seller and the Servicer hereby agree that the Originator's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Indenture Trustee and the Servicer further agrees to hold or cause to be held such certificate of title as the Indenture Trustee's agent and custodian; provided, however, that the Servicer shall not, nor shall the Owner
           --------  -------
Trustee, the Indenture Trustee or the Noteholders have the right to require that the Servicer make any such notation on the related Financed Vehicle's certificate of title or fulfill any such additional administrative requirements of the laws of the State in which a Financed Vehicle is located, except as otherwise provided in Section 3.04.

          (f) During the term of this Agreement, the Seller and AutoNation Financial Services shall each maintain its chief executive office in one of the States of the United States.

          (g) The Servicer shall pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Contracts and in connection with maintaining the first priority security interest of the Indenture Trustee in the Financed Vehicles and the proceeds thereof; provided, however, the parties acknowledge that the Title Documents
         --------  -------
will not be submitted for retitling in the name of the Indenture Trustee as secured party except as provided in Section 3.04(b).

          SECTION 2.02. Representations and Warranties of the Seller.
                        --------------------------------------------

          The Seller hereby makes the following representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and
(ii) the Insurer is deemed to have relied in issuing the Insurance Policy. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)   As to the Seller:

          (i) The Seller is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as currently owned and conducted and had at all relevant times, and has, power, authority, and legal right to originate or acquire, own and sell the Contracts.

          (ii) The Seller is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (iii) The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller has full power, authority and legal right to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action.

          (iv) This Agreement constitutes a valid sale, transfer and assignment of the Contracts, enforceable against creditors of and purchasers from the Seller. This Agreement and the other Basic Documents to which it is a party constitute legal, valid, and binding obligations of the Seller enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (v) The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of the properties of the Seller pursuant to the terms of any such indenture, agreement, or other instrument (other than pursuant to the Basic Documents to which the Seller is a party); nor violate any law or any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (vi) There are no proceedings or investigations pending, or, to the Seller's best knowledge after due inquiry, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement, the other Basic Documents or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the other Basic Documents or the Notes, or (D) naming the Seller which might adversely affect the federal income tax attributes of the Notes.

          (vii) On the Closing Date, the chief executive office of the Seller is located at ____________.

          (viii) The legal name of the Seller is the name used by it in this Agreement and the Seller has not changed its name since the date of its incorporation and does not have any trade names, fictitious names, assumed names or "doing business" names .

          (ix) The transactions contemplated by this Agreement and the other Basic Documents are being consummated by the Seller in furtherance of its ordinary business purposes, with no contemplation of insolvency and no intent to hinder, delay or defraud any of its present or future creditors and the Seller has received fair consideration having value reasonably equivalent or in excess of the value of the Contracts and the other conveyed property and the performance of the Seller's obligations hereunder. Both immediately before and after the transactions contemplated by this Agreement and the other Basic Documents, (a) the Seller is solvent and will not become insolvent and will have adequate capital to conduct its business after giving effect to the transactions contemplated in this Agreement and the other Basic Documents and is paying its debts as they become due and (b) the sum of the Seller's assets was or will be greater than the sum of its debts and in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured.

          (x) No consent, approval, license, authorization or order of, or declaration, registration or filing with, any governmental authority or other Person is required to be made by the Seller in connection with the execution, delivery or performance of this Agreement or the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, except such as have been duly made, effected or obtained.

          (xi) The Seller (a) is not in violation in any material respect of any laws, ordinances, governmental rules or regulations to which it is subject and

     (b) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound which violation or failure to obtain might materially and adversely affect the business or condition (financial or otherwise) of the Seller or affect its ability to perform its obligations under this Agreement and the other Basic Documents.

          (b)   As to each Contract:

          (i) The information pertaining to such Contract set forth in the related Schedule of Contracts, the Disk and the computer file provided to the Insurer prior to the Closing Date describing the characteristics of the Contracts was true and correct in all material respects at the Closing Date and the calculations of the Principal Balances appearing in such Schedule of Contracts for each such Contract at the Cut-Off Date have been performed in accordance with this Agreement and are accurate.

          (ii) As of the Closing Date, such Contract creates a valid and enforceable first priority security interest in favor of AutoNation Financial Services in the Financed Vehicle securing such Contract, and such security interest has been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Closing Date in accordance with the UCC); such security interest has been duly assigned by AutoNation Financial Services to the Seller pursuant to the Receivables Purchase Agreement, and, as of the Closing Date, has been assigned by the Seller to the Issuer pursuant to Section 2.01(a) hereof and pledged by the Issuer to the Indenture Trustee pursuant to the Indenture.

          (iii) (A) If the related Financed Vehicle was originated in a state in which notation of a security interest on the Title Document is required or permitted to perfect such security interest, the Title Document or the electronic title records for such Financed Vehicle shows, or, if a new or replacement Title Document is being applied for with respect to such Financed Vehicle, the Title Document will be received within 180 days of the Closing Date and will show, AutoNation Financial Services named as the original and only secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and (B) if the related Financed Vehicle was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show AutoNation Financial Services named as the original and only secured party under the related Contract, and in either case, the Indenture Trustee on behalf of the Noteholders and the Insurer has the same rights as such secured party has or would have (if such secured party were still the owner of such Contract) (x) against all parties claiming an interest in such Financed Vehicle and (y) to repossess or recover by legal process the Financed Vehicle in its name. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles, AutoNation Financial Services has written evidence that such Title Documents showing AutoNation Financial Services as first lienholder have been applied for. AutoNation Financial Services has given and delivered an irrevocable power of attorney to the Indenture Trustee, and such power of attorney together with the Title Documents are all the documents necessary to permit the Indenture Trustee to submit the Title Documents for each Financed Vehicle to the applicable Registrar of Titles for retitling in the name of the Indenture Trustee as secured party.

          (iv) It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Contracts from the Seller to the Issuer and that the beneficial interest in and title to such Contracts not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any Insolvency Proceeding. No Contract has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer and the Seller acquired title to the Contracts in good faith, without notice of any adverse claim. As of the Closing Date, the Seller had good and marketable title to and was the sole owner of each Contract to be transferred to the Issuer pursuant to
     Section 2.01 free of liens, claims, encumbrances and rights of others and, upon the transfer of such Contract to the Issuer pursuant to Section 2.01, the Issuer will have good and marketable title to and will be the sole owner of such Contract free of any liens, encumbrances and rights of others, and upon the pledge of such Contract to the Indenture Trustee pursuant to the Indenture, the Indenture Trustee will have a first priority, perfected security interest in such Contract free of liens, encumbrances and rights of others.

          (v) As of the Cut-Off Date, no payment of $____ or more on such Contract was _______ or more days past due.

          (vi) As of the Closing Date there is no lien against the related Financed Vehicle for delinquent taxes.

          (vii) As of the Closing Date, there is no right of rescission, offset, defense, claim or counterclaim to the obligation of the related Obligor(s) to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part nor subject such Contract to any right of rescission, offset, defense, claim or counterclaim, and no right of rescission, offset, defense or counterclaim has been asserted or threatened.

          (viii) Such Contract is a retail installment sales contract, and such Contract and the sale of the Financed Vehicle sold thereunder, at the time it was made complied and has complied through the Closing Date in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including without limitation the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade

     Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity and disclosure laws applicable to that contract and sale; and the consummation of the transactions herein contemplated, including, without limitation, the transfer of ownership of the Contracts to the Issuer, the pledge to the Indenture Trustee and the receipt of interest by the Noteholders, will not violate any applicable federal, state or local law.

          (ix) Such Contract is in full force and effect in accordance with its respective terms and is the legal, valid and binding obligation of the related Obligor(s) thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; each party to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; the terms of such Contract have not been waived, amended or modified (including, without limitation, extensions) in any respect, except by instruments that are part of the related Contract Documents, and no such waiver, amendment or modification has caused such Contract to fail to meet all of the representations, warranties and conditions, set forth herein with respect thereto. To the best of the Seller's knowledge, there are no proceedings pending or threatened, wherein the Obligor or any governmental agency has alleged that such Contract is illegal or unenforceable. Such Contract and the related Contract Documents constitute the entire agreement between the Seller (as assignee of AutoNation Financial Services) and the related Obligor.

          (x) Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the practical realization against the collateral of the benefits of the security, subject, as to enforceability, bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

          (xi) As of the Closing Date, there was no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by subparagraph (v) above) and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract, and the Seller has not waived any such default, breach, violation or event permitting acceleration, except payment delinquencies permitted by subparagraph (v) above.

          (xii) As of the Closing Date, such Contract requires that the related Obligor(s) obtain and maintain in effect for the related Financed Vehicle a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (x) its fair market value or (y) the principal amount due from the related

     Obligor(s) under such Contract, (ii) naming AutoNation Financial Services as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

          (xiii) Such Contract was originated in the United States of America by AutoNation Financial Services and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts originated by AutoNation Financial Services.

          (xiv) Payments under such Contract have been applied in accordance with the Simple Interest Method, as provided in the applicable fixed rate Contract, and are due monthly in substantially equal amounts through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date.

          (xv) There is only one manually executed original of such Contract and such original, together with all other related Contract Documents, is being held by World Omni Financial Corp. as agent of the Custodian;

          (xvi) As of the Closing Date, the Servicer has clearly marked its electronic records to indicate that such Contract is owned by the Issuer.

          (xvii) At the date of origination of the Contract, the original principal balance of such Contract was not greater than the purchase price to the related Obligor(s) (including taxes, warranties, licenses and related charges) of the related Financed Vehicle.

          (xviii) As of the Cut-Off Date, the Seller has not received notice that any Obligor under such Contract has filed for bankruptcy, and to the best of the Seller's knowledge without any independent investigation, no Obligor under such Contract is in bankruptcy or similar proceedings.

          (xix) As of the Cut-Off Date, such Contract had an original maturity of not more than _________ months and such Contract has a remaining maturity of ______________ months or less.

          (xx) Such Contract constitutes "chattel paper" under the UCC as in effect in the applicable jurisdiction.

          (xxi) As of the Cut-Off Date, such Contract has a remaining principal balance of not more than $ _________ and not less than $
     ____________ .

          (xxii) As of the Cut-Off Date, such Contract is secured by a Financed Vehicle that has not been repossessed without reinstatement.

          (xxiii) Each related Obligor listed on such Contract had a mailing address within the United States on the date of origination of such Contract.

          (xxiv) The rights with respect to such Contract are assignable by the lender thereunder and its assignees without the consent of or notice to any Person.

          (xxv) All payments on such Contract are required to be made in United States dollars.

          (xxvi) None of the Obligors is the United States of America or any state, or agency, department or instrumentality or political subdivision of the United States of America or any state.

          (xxvii) At the time of origination of such Contract, the proceeds of such Contract were fully disbursed. There is no requirement for future advances thereunder and all fees and expenses in connection with the origination of such Contract have been paid.

          (xxviii) The scheduled payments on such Contracts are applicable only to payment of principal of and interest on such Contracts and not to the payment of any insurance premiums (although the proceeds of the extension of credit on such Contract may have been used to pay insurance premiums).

          (xxix) The related Obligor under the Contract does not have the unilateral right to substitute, exchange or add any Financed Vehicle under such Contract.

          (xxx) Such Contract has a Maturity Date no later than _________ prior to the Final Scheduled Maturity Date of the Class A-4 Notes.

          (xxxi) All filings (including UCC filings), notices, transfers and recordings required under this Agreement and the other Basic Documents or applicable law to perfect the first priority ownership or security interest of the Issuer and the Indenture Trustee in the Contracts and the other Trust Property have been accomplished and are in full force and effect or will be accomplished within the time period specified in the Basic Documents.

          (xxxii) Such Contract was not originated in, and is not subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such document under any of the Basic Documents, including any repurchase in accordance with the Basic Documents.

          (xxxiii) Such Contract being acquired by the Issuer and pledged to the Indenture Trustee is identical to one of the Seller's standard form loan contracts attached to the Receivables Purchase Agreement as Exhibit C except for immaterial modifications or deviations from the form loan contracts. Any such modifications or deviations from the form loan contracts will not have a material adverse effect on the Noteholders or the Insurer and will not reduce the Monthly Scheduled Payments or other payments due under the Contracts.

          (xxxiv)   Such Obligor and Contract satisfied in all material respects the requirements under the Underwriting Guidelines as in effect as of the date of origination or purchase of such Contract by AutoNation Financial Services.

          (xxxv) The sale, transfer, assignment and conveyance of such Contract and the related Conveyed Property by AutoNation Financial Services pursuant to the Receivables Purchase Agreement, by the Seller pursuant to this Agreement and by the Issuer pursuant to the Indenture is not subject to and will not result in any tax, fee or governmental charge payable by AutoNation Financial Services, the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other
                                                         --------------
     than the Transfer Taxes which have or will be paid by AutoNation Financial Services or the Seller as due. In the event that the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of such Contract and the related Trust Property, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer, the Indenture Trustee and the Insurer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee, the Issuer and the Insurer shall have no obligation to pay such Transfer Taxes).

          (xxxvi)   Such Contract has an APR equal to or greater than _______%.

          (xxxvii) To the best of the Seller's knowledge, no Obligor is a Person who is a lessor or a seller of equipment of a type similar to the Financed Vehicles.

          (xxxviii) Such Contract does not constitute a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Contract or (b) the Consumer Leasing Act, 15 U.S.C. 1667.

          (xxxix)   AutoNation Financial Services and the Seller have duly
     fulfilled all obligations to be fulfilled under or in connection with the origination, acquisition and assignment of such Contract and the other Trust Property, including, without limitation, giving any notices or consents necessary to effect the acquisition of such Contract and the other Trust Property by the Issuer and the subsequent pledge of the Trust Property to the Indenture Trustee, and have not done anything that would impair the rights of the Issuer, the Indenture Trustee, the Noteholders or the Insurer to payments relating thereto.

          (xl) To the best of the Seller's knowledge as of the Closing Date, no Dealer has engaged in any conduct constituting fraud or misrepresentation with respect to such Contract or the related Trust Property.

          (xli) The collection practices used by the Originator and each agent of the Originator with respect to such Contract have been in all material respects in accordance with the Collection Policy.

          (xlii) There are no amounts owing by the Originator to any Dealer in connection with the origination of any Contract and such Dealer has no right, title or interest in or to such Contract.

          (xliii)   Amounts due to, or received by, an Obligor upon the
     cancellation by such Obligor of the extended service or other products or services (the "Additional Products") included in the Amount Financed shall
                    -------------------
     not reduce the Principal Balance of such Contract unless the Indenture Trustee will receive all amounts due to an Obligor or lienholder upon cancellation by such Obligor of such Additional Product. Each Additional Product, and the sale of the Additional Product to each Obligor complied at the time of such sale with all applicable state and federal laws (and regulations thereunder), including without limitation, insurance, usury, disclosure and consumer protection laws, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating such Additional Products. There is not and will not be any right of rescission, offset, defense, claim or counterclaim to the obligation of the related Obligor to pay the amount due under each Contract which relates to Additional Products.

          (c)       As to all of the Contracts:

          (i) The aggregate Outstanding Principal Balance payable by Obligors of the Contracts as of the Cut-Off Date equals the Original Pool Balance.

          (ii) As of the Cut-Off Date, Contracts representing approximately ________% of the Outstanding Principal Balance are secured by new Financed Vehicles, and Contracts representing approximately _______ % of the Outstanding Principal Balance of all Contracts are secured by used Financed Vehicles.

          (iii) The transfer, assignment and conveyance of the Contracts by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (d) None of the foregoing representations and warranties shall be construed as, and the Seller is specifically not making, any representations and warranties regarding the collectability of the Contracts or the future performance of the Contracts.

          (e) The Seller has not prepared any financial statement which accounts for the transfer of the Conveyed Property hereunder to the Issuer in any manner other than as a sale of the Conveyed Property by it to the Issuer, and the Seller has not in any other non-income tax respect (including, but not limited to, for accounting purposes) accounted for or treated the transfer of the Conveyed Property hereunder in any manner other than as a sale and absolute assignment to the Issuer of the Seller's full right, title and ownership interest in the Conveyed Property.

          SECTION 2.03. Repurchase of Certain Contracts.
                        -------------------------------

          The representations and warranties of the Seller set forth in Section 2.02(b) and (c) shall survive the Closing Date and shall continue until the termination of this Agreement. Upon discovery by the Seller, the Servicer, the Insurer or a Responsible Officer of the Owner Trustee or the Indenture Trustee that any of such representations and warranties was incorrect, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, or that any of such conditions was unsatisfied as of the time made or that any of the Contract Documents relating to any such Contract has not been properly executed by the Obligor or contains a material defect or has not been received by the Custodian or its agent, such Person making such discovery shall give prompt notice to the other such Persons. Without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, if any such defect, incorrectness or omission materially and adversely affects the interest in the Contract of the Noteholders, the Indenture Trustee, the Issuer or the Insurer, the Seller shall cure the defect or eliminate or otherwise cure the circumstances or condition in respect of which such representation or warranty was incorrect as of the time made; provided that if the Seller does not do so by the last day of the Collection
--------
Period following the Collection Period (or, if the Seller elects, the last day of such Collection Period) during which the Seller becomes aware of or receives written notice from the Servicer, the Insurer or the Indenture Trustee of such defect, incorrectness or omission, the Seller shall repurchase such Contract on the last day of the applicable Collection Period from the Issuer at the Purchase Amount. Upon any such repurchase, the Issuer shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller any Contract purchased hereunder. Except as provided in Section 5.01, the sole remedy of the Issuer, the Indenture Trustee, the Insurer or the Noteholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.02 shall be to require the Seller to repurchase Contracts pursuant to this Section 2.03; provided that the
                                                              --------
Seller shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

          SECTION 2.04. Custody of Contract Files.
                        -------------------------

          (a)  Duties of Custodian. The Custodian shall or shall cause any agent
               -------------------
acting on its behalf to:

          (i) maintain or cause to be maintained continuous custody of the Contract Documents in secure and fire resistant facilities in accordance with customary standards for such custody. Such Contract Documents shall be electronically segregated to show the Issuer as owner thereof and the Indenture Trustee as the pledgee thereof, unless the Insurer has waived the requirement for such segregation by notice in writing to the Indenture Trustee, the Custodian and the Servicer.

          (ii) to the extent the Servicer directs the Custodian in writing, pursuant to a Request for Release of Documents, deliver or cause to be delivered certain specified Contract Documents to the Servicer to enable the Servicer to service the Contracts pursuant to this Agreement. At such time as the Servicer returns such Contract Documents to the Custodian or its agent, the Servicer shall provide written notice of such return to the Custodian. The Custodian or its agent shall acknowledge receipt of the returned Contract Documents by signing the Servicer's notice and shall promptly send copies of such acknowledgment or receipt to the Servicer; provided, however, prior to the release of any Contract to the Servicer,
     --------  -------
     such original Contract shall be stamped to indicate that such Contract has been sold to ANRC Auto Owner Trust _________ and is subject to a first priority perfected security interest of ___________, as Indenture Trustee, on behalf of the Noteholders and ___________, provided, further, however,
                                                   --------  -------  -------
     that if a Servicer Default shall have occurred, no part of the Contract Documents shall be released by the Custodian to the Servicer without the Insurer's prior written consent, which may be evidenced by the Insurer's execution of the Request for Release of Documents. Except as provided above, no part of the Contract Documents shall be delivered by the Custodian to the Seller, the Servicer, the Originator or otherwise released from the possession of the Custodian, except upon the written consent or direction of the Insurer and the Indenture Trustee.

          (iii) upon reasonable prior written notice, and without charge, permit the Noteholders, the Servicer, the Issuer, the Indenture Trustee and the Insurer to examine the Contract Files and Contract Documents in the possession, or under the control, of the Custodian or its agent.

          (iv) at its own expense, maintain or cause to be maintained at all times while acting as Custodian, and keep in full force and effect (A) fidelity insurance, (B) theft of documents insurance, (C) fire insurance, and (D) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

          (v) perform its duties as custodian in accordance with the terms of this Agreement and applicable law, and to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it administers files for other portfolios, if any, giving due consideration to customary and usual standards of practice of prudent custodians. The Custodian shall promptly report to the Indenture Trustee, the Owner Trustee and the Insurer any failure by it to hold the complete set of Contract Documents for each Contract as herein provided and shall promptly take appropriate action to remedy such failure.

          (vi) with respect to the Contract Documents (A) act as the Custodian exclusively for the benefit of the Indenture Trustee, (B) acknowledge on the Closing Date and pursuant to Section 2.04(c) that it is holding each of the

     Contract Documents in respect of each of the Contracts (except as otherwise noted on the certificate given to the Insurer and the Indenture Trustee),
     (C) hold such Contract Documents for the exclusive use and benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer and (D) maintain accurate records pertaining to each Contract to enable it to comply with terms hereof and to maintain a current inventory thereof.

          (vii) not have and will not assert any beneficial ownership interest in the Contracts or the Contract Documents.

          (viii) agree that the Contract Documents shall be maintained at World Omni Financial Corp.'s offices located at _____________ or at such of its other offices as the Custodian shall designate from time to time after giving the Custodian, the Originator, the Servicer, the Issuer, the Insurer and the Indenture Trustee 60 days' prior written notice, which office shall be maintained separate from the offices of AutoNation Financial Services, the Servicer and the Seller and shall be at all times under the dominion and control of the Custodian. Prior to any change in the location of the Contract Documents, the Servicer shall deliver to the Trust, the Indenture Trustee and the Insurer an Opinion of Counsel regarding the perfection, under the laws of the state where the Contract Documents will be maintained based upon possession, of the Indenture Trustee's first priority security interest in the Contracts and proceeds thereof and stating that in the opinion of such counsel, all actions necessary fully to preserve and protect the interest of the Trust, the Indenture Trustee, the Noteholders and the Insurer in the Contracts, the related Financed Vehicles and the proceeds thereof have been taken and reciting the details thereof.

          (b)     Appointment of Custodian. As of the Closing Date, AutoNation
                  ------------------------
Financial Services, as initial Servicer, shall be the Custodian of the Contract Documents; provided that upon the execution by the Indenture Trustee (or, if the
           --------
Notes have been paid in full and the Indenture has been satisfied and discharged, the Issuer) of a letter agreement with the prior written consent of the Insurer (such consent not to be unreasonably withheld) revocably appointing another entity acceptable to the Insurer as agent of and bailee for the Indenture Trustee (or, if applicable, the Trust) to act as Custodian (such Person, the "Successor Custodian") of the Contract Documents, such Successor
             -------------------
Custodian shall be so appointed and shall from the effective date of such agreement retain custody of the Contract Documents and any and all other documents relating to a Contract or the related Obligor or Financed Vehicle. On or prior to the effective date of any such appointment, the Contract Documents and any and all other documents relating to a Contract or the related Obligor or Financed Vehicle will be delivered by the predecessor Custodian to the Successor Custodian in its capacity as agent of and bailee for the Indenture Trustee (or, if applicable, the Trust). The Custodian may delegate or subcontract out its duties as Custodian hereunder to an entity acceptable to the Insurer; provided
                                                                      --------
that no such delegation or subcontract arrangement shall relieve the Custodian of its duties and obligations hereunder. The Indenture Trustee, the Seller and the Insurer hereby consent to the delegation by the initial Custodian of its duties and obligations to World Omni Financial Corp., as agent of the Custodian.

          (c)   Certification.
                -------------

          (i) Within 90 days of the Closing Date, the Custodian shall ascertain that all Contract Documents for each Contract are in its possession or in the possession of its designated agent, and shall deliver to the Issuer, the Indenture Trustee and the Insurer a certification to the effect that, as to each Contract Document listed in Schedule A (other than any Contract paid in full or any Contract specifically identified in such certification as not covered by such certification): (i) all of the Contract Documents in respect of each such Contract are in its possession or the possession of its designated agent and (ii) such Contract Documents have been reviewed by it and appear regular on their face and relate to such Contract. In making this certification, the Custodian shall separately list those Contracts for which an original certificate of title was not found in the relevant Contract Documents. In addition, the Custodian shall, within 180 days after the Closing Date, deliver to the Issuer, the Indenture Trustee and the Insurer a certification (the "Second
                                                             ------
     Certification"), to the effect that, as to each such set of Contract
     -------------
     Documents that did not include an original certificate of title in the initial certification (other than any Contract paid in full or any Contract specifically identified in such certification as not covered by such certification): (i) all of the Contract Documents in respect of each such Contract are in its possession or the possession of its designated agent and (ii) such Contract Documents have been reviewed by it and appear regular on their face and relate to such Contract.

          (ii) If the Custodian or its agent, during the process of reviewing the Contract Documents, pursuant to this Section 2.04, finds any Contract Document which is not executed, has not been received, is unrelated to the Contract identified in Schedule A, or does not conform to the requirements of clause (i) above or the loan number set forth in Schedule A, then the Custodian or its agent appointed in accordance with this Section 2.04 shall promptly so notify the Issuer, the Servicer, the Insurer and the Indenture Trustee in writing of such discovery.

          (iii) The Servicer will use reasonable efforts to remedy a material defect in a Contract Document or omission of a Contract Document of which it is so notified by the Custodian or its agent as set forth above. If, however, within 15 days after the initial Custodian's certification in respect of such defect or omission (other than a defect or omission in respect of a certificate of title) or within 15 days after the Second Certification in respect of a defect or omission as to a certificate of title, the Servicer has not remedied or caused the Seller to remedy such defect or omission, the Servicer shall give notice to the Indenture Trustee of the date and Purchase Amount in respect of any affected Contract and, on the next succeeding Servicer Report Date, cause the Seller to repurchase such Contract, which Purchase Amount shall be deposited into the Collection Account.

          (d)   Indemnification. The Custodian will indemnify the Trust, the
                ---------------
Insurer, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed upon, incurred by or asserted against the Trust, the Insurer, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees or agents as the result of negligence, lack of good faith or wilful misconduct on the part of the Custodian or its agent relating to the maintenance and custody of the Contract Documents as Custodian thereof; provided, however, that the Custodian shall not be liable to the Owner Trustee
--------  -------
or the Indenture Trustee, or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the wilful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or of any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be.

          Indemnification under this subsection shall survive the resignation or removal of the Custodian or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Custodian shall have made any indemnity payments pursuant to this subsection and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Custodian, without interest, to the extent such Person received more than the indemnity payable pursuant to the Basic Documents.

          SECTION 2.05. Duties of Servicer Relating to the Contracts.
                        --------------------------------------------

          (a)  Safekeeping. The Servicer, in its capacity as servicer, shall
               -----------
hold or cause to be held the Contract Files and any Contract Documents held by it in accordance with this Agreement on behalf of the Issuer, the Indenture Trustee and the Insurer for the use and benefit of all present and future Noteholders, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable the Servicer and Issuer to comply with this Agreement. In performing its duties as servicer, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the files relating to all comparable automobile contracts that the Servicer owns or services for itself or others. The Servicer shall (i) conduct, or cause to be conducted, periodic physical inspections of the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) held by it or its agents under this Agreement and of the related accounts, records and computer systems; (ii) maintain or cause to be maintained the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) in such a manner as shall enable the Issuer, the Indenture Trustee and the Insurer to verify the accuracy of the Servicer's record keeping; (iii) promptly report to the Issuer, the Indenture Trustee and the Insurer any failure on its part or the part of its agents to hold the Contract Files (and the Contract Documents, if the Servicer is acting as Custodian) and maintain its accounts, records and computer systems as herein provided and (iv) promptly take appropriate action to remedy any such failure.

          (b)  Maintenance of and Access to Records. The Servicer shall maintain
               ------------------------------------
or cause to be maintained each Contract File (other than the Contract Documents, unless the Servicer is acting as Custodian) at the address of the Servicer or its agents set forth in Section 9.04, or at such other location as shall be specified to the

Issuer, the Indenture Trustee and the Insurer by 30 days' prior written notice. The Servicer shall permit the Issuer, the Indenture Trustee and the Insurer or their respective duly authorized representatives, attorneys or auditors to inspect the Contract Files and the related accounts, records and computer systems maintained by the Servicer at such times as such Persons may request.

          (c)  Release of Documents. If the Servicer is acting as Custodian
               --------------------
pursuant to Section 2.04, upon instruction from the Indenture Trustee (a copy of which shall be furnished to the Issuer and the Insurer), the Servicer shall release or cause to be released any document in the Contract Files to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

          (d)  Monthly Reports. On each Servicer Report Date, commencing with
               ---------------
the month next succeeding the month of the Closing Date, the Servicer shall deliver to the Issuer, the Indenture Trustee and the Insurer a certificate of a Servicing Officer stating (i) the number of Contracts and aggregate outstanding principal balance of such Contracts that have become Defaulted Contracts since the Business Day immediately preceding the date of the last statement delivered pursuant to this subsection (or since the Closing Date in the case of the first such statement); (ii) that, if such Contract has been the subject of a Full Prepayment pursuant to clause (a) of the definition of the term "Full Prepayment", all proceeds received in respect thereof have been deposited in or credited to the Collection Account in accordance with Section 4.02; (iii) that, if such Contract has been the subject of a Full Prepayment pursuant to clause
(b) of the definition of the term "Full Prepayment", the correct Purchase Amount or termination price, as applicable, has been deposited in or credited to the Collection Account in accordance with Section 2.03, 3.06, 4.02 or 8.01; and (iv) that the Indenture Trustee is authorized to release such Contract and the related Contract Documents as provided herein.

          On each Servicer Report Date, the Servicer shall also deliver to the Indenture Trustee, the Owner Trustee and the Insurer a statement setting forth
(i) the amounts on deposit in the Collection Account; (ii) the sources of such amounts; (iii) the amounts to be paid to Noteholders.

          (e)  Schedule of Title Documents. The Servicer shall deliver to the
               ---------------------------
Indenture Trustee, the Issuer and the Insurer (i) within 60 days of the Closing Date, a schedule of Title Documents for Financed Vehicles which, as of the Closing Date, did not show AutoNation Financial Services as first lienholder and
(ii) within 180 days of the Closing Date, as to the Contracts, a schedule of Title Documents for Financed Vehicles which, as of the date prior to such delivery, do not show AutoNation Financial Services as first lienholder and as to which the Seller is obligated to repurchase pursuant to the provisions hereof.

          (f)  Electronic Marking of Contracts; Possession. The Servicer shall
               -------------------------------------------
cause the electronic record of the Contracts maintained by it to be clearly marked to indicate that the Contracts have been sold to the Issuer and pledged to the Indenture Trustee and shall not in any way assert or claim an ownership interest in the Contracts. It is intended that pursuant to the applicable provisions of Section 2.04 and this
Section 2.05, the Custodian on behalf of the Indenture Trustee and the Insurer shall be deemed to have possession of the Contract Documents for purposes of
Section 9-305 of the UCC of the state in which the Contract Documents are located.

          (g)  Transfer and Delivery of Contract Documents. Following the
               -------------------------------------------
occurrence of a Non-Servicer Default, the Insurer may instruct the Servicer and the Custodian to transfer and deliver and the Servicer and the Custodian shall transfer and deliver, the Contract Documents to the Indenture Trustee or a Successor Custodian. The Servicer and the predecessor Custodian shall pay all costs and expenses of any such transfer of the Contract Documents.

          SECTION 2.06. Instructions; Authority to Act.
                        ------------------------------

          The Servicer shall be deemed to have received proper instructions (a copy of which shall be furnished to the Issuer and the Insurer) with respect to the Contract Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

          SECTION 2.07. Indemnification.
                        ---------------

          Subject to Section 7.02, the Servicer shall indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian and the Noteholders for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including the reasonable fees and expenses of counsel) that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian or the Noteholders as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer of the Contract Files or the Contract Documents or the failure of the Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement; provided that the Servicer shall not be liable to the Owner
                --------
Trustee, the Indenture Trustee, the Custodian or the Insurer for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, the Indenture Trustee, the Custodian or the Insurer, respectively.

          SECTION 2.08. Effective Period and Termination.
                        --------------------------------

          The appointment of the initial Servicer as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until the earlier of (i) the removal of the initial Servicer as Custodian or
(ii) the termination of this Agreement. If AutoNation Financial Services shall subsequently resign as Servicer in accordance with the terms of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated pursuant to Section 7.01, any appointment of the Servicer as Custodian may be terminated by the Insurer, or if an Insurer Default has occurred and is continuing, by the holders of Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes, acting together as a single class, or by the Indenture Trustee. As soon as practicable after any termination of such appointment, the

Servicer shall, at the Servicer's expense, deliver or cause the delivery of all Contract Documents and all Contract Files (including those held in microfiche or electronic form) to the Indenture Trustee or its agent (or, if the Indenture has been satisfied and discharged, as directed by the Trust, with the consent of the Issuer) at such place or places as the applicable party may reasonably designate and shall cooperate in good faith to effect such delivery. The foregoing notwithstanding, if the Servicer is acting as Custodian, the Servicer shall, at the request of the Insurer, deliver the Contract Documents to the Indenture Trustee in the event that such delivery is required by any Rating Agency to consider the Securities investment grade without consideration of the Insurance Policy.

          SECTION 2.09. Nonpetition Covenant.
                        --------------------

          (a) None of the parties hereto shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) The parties hereto shall not, nor cause the Seller to, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

          SECTION 2.10. Collecting Title Documents Not Delivered at the Closing
                        -------------------------------------------------------
Date.
----

          In the case of any Contract in respect of which, in place of a Title Document, the Custodian received on or before the Closing Date written evidence from the Dealer selling the related Financed Vehicle, or from AutoNation Financial Services, that the Title Document for such Financed Vehicle showing AutoNation Financial Services as first lienholder has been applied for from the Registrar of Titles, the Servicer shall use its best efforts to collect such Title Document from the Registrar of Titles as promptly as possible. If such Title Document showing AutoNation Financial Services as first lienholder is not received by the Servicer within 180 days after the Closing Date with respect to the Contracts, then the representation and warranty in Section 2.02(b)(iii) as to such Contracts in respect of such Contract shall be deemed to have been incorrect in a manner that materially and adversely affects the Noteholders, and the Seller shall be obligated to repurchase such Contract in accordance with
Section 2.03.

                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF CONTRACTS

          SECTION 3.01. Duties of Servicer.
                        ------------------

          The Servicer, for the benefit of the Indenture Trustee and the Insurer, shall manage, service, administer, and make collections on the Contracts and perform such other actions required of the Servicer under this Agreement. The Servicer agrees that its servicing of the Contracts shall be carried out in accordance with reasonable care consistent with customary and usual procedures employed by institutions that service motor vehicle retail installment contracts and, to the extent more exacting, the Collection Policy; provided that, subject to Section 3.02 as to extensions, the Servicer shall not
--------
release or waive the right to collect the unpaid balance of any Contract unless the Insurer has provided its prior written consent. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Contracts, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, monitoring the Trust Property, accounting for collections, furnishing monthly and annual statements to the Indenture Trustee, the Issuer and the Insurer with respect to distributions and the preparation of tax forms required by any federal, state or local tax authority, if any. The Servicer shall have, subject to the terms hereof and consistent with its Collection Policy, full power and authority, acting alone, and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration, and collection of the Contracts that it may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Servicer is authorized and empowered by the Indenture Trustee and the Issuer to execute and deliver, on behalf of itself, the Issuer, the Noteholders, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles; provided, however, that
                                           --------  -------
notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction or with the prior written consent of the Insurer, release an Obligor from payment of any unpaid amount due under any Contract or reduce the related APR. The Issuer shall furnish to the Servicer any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer may engage agents and subservicers to fulfill its duties hereunder with the prior written consent of the Insurer and pursuant to a subservicing agreement acceptable to the Insurer; provided, that such subservicer does not primarily service the Contracts from inside the State of Florida. Unless the Insurer provides its prior written consent, the Servicer, so long as the Servicer is AutoNation Financial Services, shall at all times contract with a Subservicer acceptable to the Insurer to service the Contracts. ______________ is an acceptable Subservicer to the Insurer. The Servicer may not terminate or consent to any assignment of servicing by, any Subservicer, with respect to the Contracts, without the Insurer's prior written consent, and following the occurrence of a Non-Servicer Default, shall, at the written direction of the Insurer, terminate such Subservicer. All amounts payable to any Subservicer shall be paid by the Servicer and shall not be obligations of the Issuer or paid from the Trust Property. In addition, the Servicer shall pay all costs and expenses (including, without limitations, reasonable fees and expenses of counsel) associated with the transfer of subservicing from the existing Subservicer to a successor. The Servicer may also at any time perform through agents or subcontractors the specified duties of (i) repossession and subsequent sale of Financed Vehicles and (ii) pursuing collection of deficiency balances on certain Defaulted Contracts, in each case without the prior written consent of the Insurer; provided that any such agent or subcontractor shall be required at all times to act in accordance with the Collection Policy. No such delegation or engagement of agents, subservicers or subcontractors by the Servicer shall relieve the Servicer of its responsibilities with respect to any of its duties hereunder.

          Neither the Servicer nor any Subservicer shall perform any non-ministerial duties in the State of Florida without first providing an Opinion of Counsel in form and substance acceptable to the Indenture Trustee and the Insurer to the effect that the performance of such non-ministerial duties will not adversely affect the tax treatment of the Issuer.

          On or prior to the Closing Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Insurer a list of Servicing Officers of the Servicer involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Servicer at the request of the Owner Trustee, the Indenture Trustee or the Insurer.

          On the Closing Date, the Servicer shall deposit in the Collection
Account: (i) all installments of each Monthly Scheduled Payment received after the Cut-Off Date and received by the Servicer at least two Business Days prior to the Closing Date; (ii) the proceeds of each Full Prepayment pursuant to clause (a) of the definition thereof of any Contract and all partial prepayments on Contracts received by the Servicer after the Cut-Off Date and at least two Business Days prior to the Closing Date; and (iii) all Net Liquidation Proceeds and Net Insurance Proceeds received with respect to a Financed Vehicle to which a Contract relates received after the Cut-Off Date and at least two Business Days prior to the Closing Date.

          The Servicer shall deposit in or credit to the Collection Account within two Business Days of receipt (i) all collections of Monthly Scheduled Payments after the Cut-Off Date, together with the proceeds of all Full Prepayments pursuant to clause (a) of the definition thereof on all Contracts and all partial prepayments on all Contracts, and any accompanying interest;
(ii) all Net Liquidation Proceeds and Net Insurance Proceeds; (iii) all Purchase Amounts received or payable by the Servicer; provided such amounts shall be remitted no later than as required by Section 4.02 and (iv) any amounts received as a result of the Servicer exercising its rights under certain circumstances to purchase all of the Contracts. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood that collections in the nature of late payment charges, extension fees and similar charges or fees may, but need not be deposited in the Collection Account and shall be retained by the Servicer as additional servicing compensation.

          In order to facilitate the servicing of the Contracts by the Servicer, the Servicer shall retain, subject to and only to the extent permitted by the provisions of this Agreement, all collections on the Contracts prior to the time they are remitted or credited, in accordance with such provisions, to the Collection Account. The Servicer acknowledges that the unremitted collections on the Contracts are part of the Trust Property and the Servicer agrees to act as custodian and bailee of the Indenture Trustee, the Issuer and the Insurer in holding such monies and collections. The Servicer agrees, for the benefit of the Indenture Trustee, the Issuer, the Noteholders and the Insurer, to act as such custodian and bailee, and to hold and deal with such monies and such collections, in trust as custodian and bailee for the Indenture Trustee, the Issuer and the Insurer, in accordance with the provisions of this Agreement.

          The Servicer shall retain all data (including, without limitation, computerized title records) relating directly to or maintained in connection with the servicing of the Contracts at the address of the Custodian or its agent set forth in Section 9.04 or, upon 15 days' prior written notice to the Issuer, the Indenture Trustee and the Insurer, at such other place where the servicing offices of the Servicer are located, and shall give the Issuer, the Indenture Trustee and the Insurer access to all data (including, without limitation, computerized title records, documentation and personnel having knowledge of such documentation or software in such cases where the Indenture Trustee acts as Successor Servicer) at all reasonable times and, while a Servicer Default shall be continuing, the Servicer shall, on demand of the Indenture Trustee or the Insurer deliver or cause to be delivered to the Indenture Trustee or the Insurer, as the case may be, all data (including, without limitation, computerized title records and, to the extent transferable, related operating software) necessary for the servicing of the Contracts and all monies collected by it and required to be deposited in or credited to the Collection Account.

          All deposits made by the Servicer in any Trust Account shall be made in immediately available funds.

          The Administrator shall be responsible for the payment of the fees and expenses of the Indenture Trustee and the Owner Trustee; provided that any
                                                         --------
Indenture Trustee Fee or Owner Trustee Fee not paid as of a Distribution Date shall be paid as provided in Section 4.03(a)(ii).

          SECTION 3.02. Collection of Contract Payments.
                        -------------------------------

          Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall use its reasonable efforts to cause each Obligor to make all payments in respect of his or her Contract to the Servicer. Consistent with the foregoing and the Collection Policy, the Servicer may, on a case-by-case basis, in its discretion (i) waive any late payment charges in connection with delinquent payments on a Contract, (ii) waive any prepayment charges or (iii) grant an extension in order to work out a default or an impending default; provided that following the extension there will have been no
                   --------
more
than two extensions of the related Contract in the last 12 months and the sum of the terms of all extensions of the Contract does not exceed six months. The Servicer shall not extend the Maturity Date of a Contract except as provided in clause (iii) of the preceding sentence. Except as explicitly permitted by this paragraph, the Servicer shall not change any material term of a Contract, including but not limited to the APR, the payment amounts or due dates, or the property securing such Contract unless the Insurer has provided prior written consent.

          SECTION 3.03. Realization upon Defaulted Contracts.
                        ------------------------------------

          The Servicer shall use its best efforts, consistent with the Servicing Standards and Section 3.01, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which no satisfactory arrangements can be made for collection of delinquent payments. Such servicing procedures may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. In connection with such repossession or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual for prudent holders of retail installment sales contracts and as shall be in compliance with all applicable laws, and, in connection with the repossession of any Financed Vehicle or any contract in default, may commence and prosecute any proceedings in respect of such Contract in its own name or, if the Servicer deems it necessary, in the name of the Issuer or the Indenture Trustee or on behalf of the Issuer or the Indenture Trustee. The Servicer's obligations under this Section 3.03 are subject to the provision that, in the case of damage to a Financed Vehicle from an uninsured cause, the Servicer shall not expend its own funds in repairing such motor vehicle unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the related Contract, after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as expenses recoverable under an applicable insurance policy. The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Defaulted Contract; provided that it shall be entitled to reimbursement of such costs and
          --------
expenses to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable insurance policy. All Net Liquidation Proceeds and Net Insurance Proceeds shall be deposited directly in or credited to the Collection Account (without deposit in any intervening account) to the extent required by Section 4.02.

          SECTION 3.04. Maintenance of Security Interests in Financed Vehicles.
                        ------------------------------------------------------

          (a) The Servicer shall take such steps as are necessary to maintain continuous perfection and priority of the security interest created by each Contract in the related Financed Vehicle, including but not limited to, obtaining the execution by the related Obligor and the recording, registering, filing, re-recording, re-registering, and refiling of all security agreements, financing statements, continuation statements or other instruments as are necessary to maintain the security interest granted by such Obligor under each respective Contract. The Issuer and the Indenture Trustee each hereby authorize the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Contract to the Issuer and the subsequent pledge thereof by the Issuer to the Indenture Trustee is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to grant to the Issuer a perfected security interest in the related Financed Vehicle and to pledge such perfected security interest to the Indenture Trustee, the initial Servicer hereby agrees that the identification of AutoNation Financial Services as the secured party on the Title Document is deemed to be in its capacity as agent of the Indenture Trustee and further agrees to hold such Title Document as the Indenture Trustee's agent and custodian; provided that, except as provided in subsection (b) of this Section
           --------
3.04 and the Insurance Agreement, neither the Servicer nor AutoNation Financial Services shall make, nor shall the Issuer or Noteholders have the right to require that the Servicer or AutoNation Financial Services make, any such notation on the related Financed Vehicles' Title Document or fulfill any such additional administrative requirement of the laws of the state in which a Financed Vehicle is located.

          (b) The Seller, the Indenture Trustee, the Owner Trustee, the Servicer and the Issuer hereby agree that upon the occurrence of a Non-Servicer Default, the Insurer may direct the Servicer to take or to cause to be taken such action as may, in the Insurer's discretion, be necessary to perfect or re-perfect the security interest in the Financed Vehicles in the name of the Indenture Trustee, including the amending of the Title Documents of the Financed Vehicles and the Indenture Trustee agrees to execute any and all documents or instruments prepared by and at the expense of the Servicer in this regard. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection, and the Servicer and the Indenture Trustee hereby agree to take all action necessary therefor. If such expenses are not paid within days after delivery of any invoice for such expenses to the Servicer, such expenses shall be paid pursuant to Section 4.03(a)(x). The Insurer, in its sole discretion, may pay such costs and any such amounts shall be included in amounts owed to the Insurer as Reimbursement Amounts.

          SECTION 3.05. Covenants, Representations and Warranties of Servicer.
                        -----------------------------------------------------

          The Servicer hereby makes the following covenants, representations and warranties on which (i) the Issuer and the Indenture Trustee are deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Insurance Policy. Such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  The Servicer covenants as to the Contracts:

          (i) The Financed Vehicle securing each Contract shall not be released from the lien granted by the Contract in whole or in part, except as contemplated herein.

          (ii) The Servicer shall not impair the rights of the Noteholders or the Insurer in the Contracts or the other Trust Property.

          (iii) The Servicer shall not increase the number of payments under a Contract, nor increase the amount financed under a Contract, nor extend, forgive payments on a Contract or otherwise amend the terms of any Contract, except as provided in Section 3.02 and the Servicer shall not amend in any materially adverse respect, the Collection Policy without the Insurer's prior written consent.

          (iv) The Servicer shall not consent to the sale or transfer by an Obligor of any Financed Vehicle unless the original Obligor under the related Contract remains liable under such Contract and the transferee assumes all of the Obligor's obligations thereunder and upon doing so the credit profile with respect to such Obligor will not be changed from adequate to speculative by virtue of the addition of the transferee's obligation thereunder.

          (v) The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Contract except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) sign or file any UCC financing statements with respect to the Trust Property, in any jurisdiction that names AutoNation Financial Services, the Servicer or the Depositor as debtor other than those financing statements executed and filed in connection with the Basic Documents to create or maintain the first priority perfected security interest of the Indenture Trustee in the Trust Property, or sign any security agreement authorizing any secured party thereunder to file any financing statements with respect to the Trust Property, other than the Basic Documents.

          (b)   The Servicer represents and warrants as of the Closing Date:

          (i) The Servicer (1) is duly organized, is validly existing and in good standing as a corporation organized and existing under the laws of the State of Delaware, (2) is qualified to do business as a foreign corporation, is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (3) has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement and the other Basic Documents to which it is a party.

          (ii) The execution, delivery and performance by the Servicer of this Agreement and the other Basic Documents to which it is a party are within the corporate power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the Certificate of Incorporation or By-laws of the Servicer, or any of the provisions of any material indenture, mortgage, contract or other instrument to which the Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, in each case, which might have a material adverse effect on the Servicer or the performance by the Servicer of its obligations under or the validity or enforceability of this Agreement nor violate any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties.

          (iii) Other than consents, licenses, approvals and authorizations and registrations or declarations that have been obtained prior to the Closing Date, the Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Basic Documents to which it is a party, and the consummation of all the transactions herein contemplated.

          (iv) This Agreement and the other Basic Documents to which it is a party have been duly executed and delivered by the Servicer and, assuming the due authorization, execution and delivery hereof by the Issuer, the Seller and the Indenture Trustee, this Agreement and the other Basic Documents to which it is a party constitute the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally).

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against or affecting the Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement and the other Basic Documents, or which may be reasonably expected, if determined adversely to the Servicer, to materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or materially and adversely affect the Servicer's ability to perform its obligations under this Agreement and the other Basic Documents. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

          (vi) The Servicer has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case, in connection with the execution and delivery of this Agreement and the other Basic Documents to which it is a party, and the consummation of all the transactions herein contemplated.

          SECTION 3.06. Purchase of Contracts upon Breach by Servicer; Third
                        ----------------------------------------------------
Party Claims.
------------

          The Servicer or the Issuer shall inform the other party and the Indenture Trustee and the Insurer promptly, in writing, upon the discovery of any breach of the representations and warranties set forth in Section 3.05(b) or of the covenants set forth in Sections 3.02, 3.04 or 3.05(a); provided, however,
                                                              --------  -------
failure to give notice shall not affect any obligation of the Servicer under this Section 3.06. Unless the breach shall have been cured within 30 days following such discovery or receipt of notice of such breach, the Servicer shall purchase any Contract if such breach materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders or the Insurer in the Contract. As consideration for the Contract, the Servicer shall remit the Purchase Amount on the Business Day preceding the Servicer Report Date next succeeding the end of such 30-day cure period in the manner specified in Section 4.02(a). The sole remedy of the Issuer, the Indenture Trustee, or the Noteholders with respect to a breach of Section 3.02,
3.04 or 3.05(a), if such obligation is fulfilled, shall be to require the Servicer to purchase Contracts pursuant to this Section 3.06; provided that the
                                                              --------
Servicer shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer, the Custodian and the Noteholders against all costs, expenses, losses damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach; provided, further, that, the Servicer's failure to repurchase or
        --------  -------
indemnify in accordance with this Section 3.06 shall be a Servicer Default pursuant to Section 7.01.

          The Servicer shall (i) immediately notify the Issuer, the Insurer and the Indenture Trustee if a claim is made by a third party with respect to the Contracts, (ii) assume, with the consent of the Issuer, the Indenture Trustee and the Insurer, the defense of any such claim, (iii) pay all expenses in connection therewith, including counsel fees, and (iv) promptly pay, discharge and satisfy any judgment or decree which may be entered with respect to such claim against the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian or the Noteholders.

          If the Indenture Trustee is the Successor Servicer it shall not be obligated to purchase Contracts pursuant to this Section 3.06.

          SECTION 3.07. Servicing Compensation.
                        ----------------------

          As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section 3.07, the Servicer shall be entitled to receive on each Distribution Date the Servicing Fee in respect of each Contract that was Outstanding at the beginning of the Collection Period ending immediately prior to such Distribution Date; provided that with respect
                                                    --------
to the first Distribution Date the Servicer will be entitled to receive the Servicing Fee in respect of each Contract that was Outstanding as of the Cut-Off Date. As servicing compensation in addition to the Servicing Fee, the Servicer shall be entitled to retain all late payment charges, extension fees and similar items paid in respect of Contracts. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except to the extent provided in Section 3.03.

          SECTION 3.08. Reporting by the Servicer.
                        -------------------------

          (a) No later than 12:00 P.M. (New York time) on each Servicer Report Date, the Servicer shall deliver (by telex, facsimile, electronic transmission, first class mail, overnight courier, personal delivery or such other format mutually agreed to by the Issuer, the Indenture Trustee and the Insurer) to the Issuer, the Indenture Trustee and the Insurer a statement (the "Distribution Date Statement") setting forth with respect to the next succeeding
 ---------------------------
Distribution Date:

          (i)    the Note Principal Distributable Amount for such Distribution
     Date;

          (ii)   the Note Interest Distributable Amount for such Distribution
     Date;

          (iii)  the aggregate distribution amount for such Distribution Date;

          (iv)   the Insurance Premium payable to the Insurer;

          (v) the amount on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

          (vi) the amount of the withdrawal, if any, required to be made from the Spread Account by the Indenture Trustee pursuant to Section 4.04(b);

          (vii) the aggregate Servicing Fee paid to the Servicer with respect to the related Contracts for the related Collection Period;

          (viii) the amount of fees paid to the Owner Trustee and the Indenture Trustee with respect to the related Collection Period to the extent paid from Available Funds pursuant to Section 4.03;

          (ix) the amount of any Note Interest Carryover Shortfall or Note Principal Carryover Shortfall on such Distribution Date, the Insured Payment required to pay any shortfall; and the change in such shortfall amounts from those with respect to the immediately preceding Distribution Date;

          (x) the number of, and aggregate amount of, monthly principal and interest payments due on the related Contracts which are delinquent as of the end of the related Collection Period, presented in increments of 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more;

          (xi) the Available Funds and the Insured Payment, if any, for such Distribution Date;

          (xii) the aggregate amount of Liquidation Proceeds received for Defaulted Contracts;

          (xiii) the number and net outstanding balance of Contracts for which the Financed Vehicle has been repossessed;

          (xiv)  the Pool Balance; and

          (xv)   The Spread Account Required Amount for such Distribution Date.

          Each such Distribution Date Statement shall be accompanied by an Officers' Certificate of the Servicer, which Officers' Certificate shall state that the computations reflected in such statement were made in conformity with the requirements of this Agreement.

          (b) On each Servicer Report Date, no later than 12:00 P.M. New York Time, the Servicer shall deliver to the Issuer, the Indenture Trustee and the Insurer a report, in respect of the immediately preceding Collection Period, setting forth the following:

          (i) the aggregate amount, if any, paid by or due from it or the Seller for the purchases or repurchases of Contracts which the Servicer or the Seller has become obligated to purchase or repurchase pursuant to Sections 3.06 or 2.03;

          (ii) the net amount of funds which have been deposited in or credited to the Collection Account in respect of such Collection Period after giving effect to all permitted deductions therefrom pursuant to
     Section 4.02;

          (iii) with respect to all Contracts which were the subject of a Full Prepayment during such Collection Period, the following information:

                 (A)  the related Contract Number; and

                 (B)  the date(s) of such Full Prepayment;

          (iv) the Contract Numbers, Monthly Scheduled Payment, Principal Balances and Maturity Dates of all Contracts which became Defaulted Contracts during such Collection Period;

          (v) any other information relating to the Contracts reasonably requested by the Owner Trustee, the Indenture Trustee or the Insurer; and

          (vi) the amount of Net Liquidation Proceeds and Net Insurance Proceeds which have been deposited in or credited to the Collection Account in respect of the Collection Period ending immediately prior to such Servicer Report Date and the cumulative amount of Net Liquidation Proceeds and Net Insurance Proceeds deposited in or credited to the Collection Account during the preceding Collection Periods.

          SECTION 3.09. Annual Statement as to Compliance.
                        ---------------------------------

          (a) The Servicer shall deliver to the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer, on or before March 15, _________ and on or before March 15 of each year thereafter, an Officers' Certificate of the Servicer stating that (i) a review of the activities of the Servicer during the preceding fiscal year (since the Closing Date in the case of the first of such Officers' Certificates required to be delivered) and of its performance of its obligations under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year and that no default under this Agreement has occurred and is continuing, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under
Section 7.01.

          SECTION 3.10. Annual Independent Certified Public Accountant's Report.
                        -------------------------------------------------------

          On or before April 30, _______ and on or before April 30 of each year thereafter, AutoNation, Inc. at its expense shall cause a firm of nationally recognized independent certified public accountants acceptable to the Insurer to furnish a report to the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer to the effect that (i) they have audited the balance sheet of AutoNation, Inc. as of the last day of the immediately preceding fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof,
(ii) they have also reviewed the reports delivered by the Servicer pursuant to
Section 3.08 and certain other documents and the records relating to the servicing of the Contracts and the distributions on the Notes under this Agreement, in each case in accordance with procedures agreed to by the Servicer and the Insurer, (iii) their audit and review as described under clauses (i) and
(ii) above was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and (iv) their audits and reviews described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of such Contracts in accordance with this Agreement and the making of distributions on the Notes in accordance with this Agreement, or, if any such exceptions were disclosed thereby, setting forth those exceptions which, in their opinion, were material.

          SECTION 3.11. Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding Contracts.
-------------------

          Each of the Servicer and the Custodian shall provide to the Noteholders, the Issuer, the Indenture Trustee and the Insurer reasonable access to the Contract Files and Contract Documents in its possession. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at offices of the Servicer where such documents are kept. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.12. Indemnification.
                        ---------------

          Subject to Section 7.02, the Servicer agrees to indemnify and hold the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Seller, the Custodian and Noteholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any reasonable other costs, fees and expenses that the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian or the Noteholders may sustain because of the negligence, willful misconduct or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.

          SECTION 3.13. Reports to Noteholders and the Rating Agencies.
                        ----------------------------------------------

          (a) The Owner Trustee or the Indenture Trustee at its own expense shall provide to each Noteholder a copy of each Distribution Date Statement described in Section 3.08(a) concurrently with the delivery of the statement described in Section 4.05 below and the Indenture Trustee shall be permitted (but not obligated) to post such statement on its website at __________.

          (b) The Indenture Trustee shall provide to any Noteholder who so requests in writing (addressed to the Corporate Trust Office of the Indenture Trustee) a copy of the annual audit statement described in Section 3.09, or the annual audit report described in Section 3.10.

          (c) The Indenture Trustee shall forward to the Rating Agencies the statement to Noteholders described in Section 4.05 and any other reports it may receive pursuant to this Agreement to (i) Standard & Poor's Ratings Services, Asset-Backed Surveillance Group, 55 Water Street, New York, New York 10041 and
(ii) Moody's Investors Service, Inc., ABS Monitoring Dept., 99 Church Street, 4th Floor, New York, New York 10007.

                                  ARTICLE IV

                        DISTRIBUTIONS; SPREAD ACCOUNT;
                           STATEMENTS TO NOTEHOLDERS

          SECTION 4.01. Establishment of Trust Accounts.
                        --------------------------------

          (a) Prior to the Closing Date, the Indenture Trustee shall open, at a depository institution (which shall be the same depository institution which is acting in the capacity as Indenture Trustee) and shall maintain at the Corporate Trust Office, the following accounts:

          (i) an account denominated "Collection Account, ANRC Auto Owner Trust ________, __________, Indenture Trustee" (the "Collection Account");


          (ii) an account denominated "Note Distribution Account, ANRC Auto Owner Trust _________, ____________, Indenture Trustee" (the "Note
                                                                   ----
     Distribution Account");
     --------------------

          (iii) an account denominated "Spread Account, ANRC Auto Owner Trust __________, ____________, Indenture Trustee" (the "Spread Account"); and
                                                        --------------

          (iv) a trust account denominated "Payment Account, ANRC Auto Owner Trust ________, _________, Indenture Trustee" (the "Payment Account" and,
                                                         ---------------
     together with the accounts described in clauses (i) and (ii) above, the "Trust Accounts").
      --------------

          The Trust Accounts shall be Eligible Accounts (subject to the requirement that the Payment Account must be maintained as provided in the immediately preceding sentence) and relate solely to the Notes and to the Contracts and, if applicable, the related Eligible Investments, and the Indenture Trustee shall have sole dominion over the Trust Accounts. The location and account numbers of the Trust Accounts as of the Closing Date are set forth on Exhibit B. If at any time a Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 5 Business Days establish a new Trust Account, which is an Eligible Account, and shall transfer any cash or any investments from the prior account to the new Trust Account. The Indenture Trustee shall give the Issuer, the Owner Trustee, the Servicer and the Insurer at least five Business Days' prior written notice of any change in the location of any Trust Account and shall not change any related account identification information without the Insurer's prior written consent. All amounts, financial assets and investment property held in, deposited in or credited to, from time to time, the Trust Accounts shall be part of the Trust Property. All amounts, financial assets and investment property held in, deposited in or credited to, from time to time, the Collection Account and the Spread Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to Section 4.01(b).

          (b) All funds in the Collection Account and the Spread Account shall be invested by the Indenture Trustee (so long as the Indenture Trustee maintains the applicable account) or on behalf of the Indenture Trustee by the depository institution maintaining such account in Eligible Investments. Subject to the limitations set forth herein, the Servicer shall direct the Indenture Trustee as to such investment of funds in the Collection Account and the Spread Account in Eligible Investments (which instructions may be in the form of standing instructions); provided that in the absence of such directions from the Servicer, the Indenture
--------
Trustee shall invest funds in the Collection Account and the Spread Account in Eligible Investments described in clause (e) of the definition thereof. All such investments shall be in the name of the Indenture Trustee for the benefit of the Noteholders. All income or other gain from investment of monies in the Collection Account shall be deposited in or credited to the Collection Account by the depository institution maintaining the Collection Account monthly and any loss resulting from such reinvestment shall be charged to the Collection Account. All income or other gain from investment of monies deposited in or credited to the Spread Account shall be deposited in or credited to the Spread Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Spread Account. No investment in Eligible Investments may be sold prior to its maturity and, except as permitted in writing by the Rating Agencies and the Insurer, funds on deposit in the Collection Account and the Spread Account shall be invested in Eligible Investments that will mature no later than the Business Day immediately preceding the next Distribution Date. The funds on deposit in the Payment Account and the Note Distribution Account shall remain uninvested.

          The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the foregoing Trust Accounts held by or on behalf of the Indenture Trustee resulting from any investment loss on any Eligible Investments, except in its capacity as obligor thereunder.

          (c) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof and subject at all times to the terms of the Securities Account Control Agreement, that:

          (i) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Accounts, subject to Section 4.01(a), and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (ii) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

          (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (iv) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to the Indenture Trustee in accordance with clause (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, though continued registration of the Indenture Trustee's or its securities intermediary's (or its custodian's or its nominee's) ownership of such security.

          Effective upon delivery of any Trust Account Property in the form of physical property, book-entry securities or uncertificated securities, the Indenture Trustee shall be deemed to have purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

          The Indenture Trustee shall not enter into any subordination or intercreditor agreement with respect to the Trust Account Property.

          SECTION 4.02. Collections; Realization upon Insurance Policy; Net
                        ---------------------------------------------------
Deposits; Transfers to Payment Account.
--------------------------------------

          (a) Subject to the last sentence of this Section 4.02(a), the Servicer shall remit or credit to the Collection Account all Monthly Scheduled Payments, all Full Prepayments and partial prepayments and all Net Liquidation Proceeds and Net Insurance Proceeds and other monies on a daily basis, within two Business Days of receipt, by or on behalf of Obligors on the Contracts. The Servicer or the Seller, as the case may be, each shall remit or credit to the Collection Account each Purchase Amount to be remitted by it with respect to Purchased Contracts on the Business Day preceding the Servicer Report Date next succeeding (i) the end of the Collection Period in which the applicable Contract is repurchased by the Seller pursuant to Section 2.03, in the case of the Seller, (ii) the last day of the related cure period specified in Section 3.06, in the case of the Servicer or (iii) the end of the Collection Period related to purchase by the Servicer pursuant to Section 8.01. On the date of receipt, the Servicer shall remit to the Collection Account any Purchase Amounts received from the Originator pursuant to the Receivables Purchase Agreement.

          (b) On the Servicer Report Date, the Servicer shall determine the Insured Payment, if any, which exists with respect to the related Distribution Date.

          (c) The Indenture Trustee, based solely on the Distribution Date Statement, shall, no later than 12:00 noon, New York City time, on the second Business Day prior to each Distribution Date, make a claim under the Insurance Policy for the Insured Payment, if any, for such Distribution Date by delivering to the Fiscal Agent, with a copy to the Insurer and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency
                                                                ----------
Notice") specifying the Insured Payment, if any, for such Distribution Date. In
------
addition, the Indenture Trustee shall make claims under the Insurance Policy for Preference Amounts as provided in the Insurance Policy. Each Deficiency Notice shall be in the form set forth as Exhibit A to the Insurance Policy. In making any such claim, the Indenture Trustee shall comply with all the terms and conditions of the Insurance Policy. Upon receipt of the Insured Payment, the Indenture Trustee shall deposit such amount in the Payment Account and apply the portion thereof, if any, representing the Deficiency Amount with respect to a Distribution Date as provided in Section 4.03(a) and the Insurance Policy solely to the applicable Noteholders. Any amounts received by the Indenture Trustee under the Insurance Policy that represent Preference Amounts shall be paid, in accordance with the Insurance Policy, to the applicable Noteholder(s).

          (d) In connection with any Preference Amount payable under the Insurance Policy, the Indenture Trustee shall furnish to the Insurer its records evidencing the distributions of principal of and interest on the Notes that have been made and subsequently recovered from Noteholders and the dates on which such payments were made.

          (e) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Notes from monies received under the Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Day's prior notice to the Indenture Trustee, at the expense of the Insurer.

          (f) So long as AutoNation Financial Services is the Servicer, the Servicer may make deposits in or credits to the Collection Account net of amounts to be paid to the Servicer under this Agreement. Notwithstanding the foregoing, the Servicer shall maintain the records and accounts for such deposits and credits on a gross basis.

          SECTION 4.03. Distributions.
                        -------------

          (a) Subject to Sections 5.02 and 5.06 of the Indenture, on the Business Day immediately preceding each Distribution Date, the Indenture Trustee will cause funds equal to the amount of Available Funds with respect to such Distribution Date to be withdrawn from the Collection Account and deposit such funds into the Payment Account. Subject to Sections 5.02 and 5.06 of the Indenture, on each Distribution Date, the Indenture Trustee, based solely on the Distribution Date Statement, will apply the Available Funds on deposit in the Payment Account, together with amounts, if any, withdrawn from the Spread Account or representing payment of the Insured Payment, to make the following deposits and distributions in the following amounts and order of priority:

          (i) to the Servicer, from Available Funds and amounts, if any, withdrawn from the Spread Account, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Distribution Dates;

          (ii) to the Indenture Trustee and the Owner Trustee, from Available Funds (after giving effect to the reduction in Available Funds described in clause

     (i) above) and amounts, if any, withdrawn from the Spread Account, any accrued and unpaid Indenture Trustee Fees and reasonable out-of-pocket expenses and Owner Trustee Fees of the Indenture Trustee and the Owner Trustee, in each case to the extent the Indenture Trustee Fees, the Owner Trustee Fees and the reasonable out-of-pocket expenses of each have not been previously paid by the Administrator; provided that such payments
                                                --------
     pursuant to this clause (ii) will not during any calendar year exceed $_________ in the aggregate;

          (iii) to the Insurer, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) and (ii) above) and amounts, if any, withdrawn from the Spread Account, the Insurance Premium for such Distribution Date;

          (iv) to the Note Distribution Account, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i),
     (ii) and (iii) above) and amounts, if any, withdrawn from the Spread Account and any amounts representing payment of the Insured Payment, the
     Note Interest Distributable Amount to be distributed to the holders of the Notes at their respective Note Rates;

          (v) to the Note Distribution Account, if such Distribution Date is a Final Scheduled Distribution Date for any Class of Notes, the Note Principal Distributable Amount to the extent of the remaining Outstanding Principal Amount of such Class of Notes, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through
     (iv) above), and amounts, if any, withdrawn from the Spread Account and any amounts representing payment of the Insured Payment to be paid to the holders of such Class of Notes;

          (vi) to the Note Distribution Account, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through (v) above) and amounts, if any, withdrawn from the Spread Account and any amounts representing payment of the Insured Payment to be paid to the Noteholders as follows, the remaining Note Principal Distributable Amount (after giving effect to the payment, if any, described in clause (v) above), to be distributed first to the holders of the Class A-1 Notes until the Outstanding Principal Amount of the Class A-1 Notes has been reduced to zero, second, to the holders of the Class A-2 Notes until the Outstanding Principal Amount of the Class A-2 Notes has been reduced to zero, third, to the holders of the Class A-3 Notes until the Outstanding Principal Amount of the Class A-3 Notes has been reduced to zero, and fourth, to the holders of the Class A-4 Notes until the Outstanding Principal Amount of the Class A-4 Notes has been reduced to zero;

          (vii) to the Insurer, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through (vi) above) and amounts, if any, withdrawn from the Spread Account, any Reimbursement Amounts owing to the Insurer;

          (viii) to the Spread Account, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through
     (vii) above), the amount, if any, required to increase the amount on deposit therein to the Spread Account Required Amount;

          (ix) to the Indenture Trustee or the Owner Trustee, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through (viii) above), the amount of any fees and reasonable expenses not paid under clause (ii) above as a result of the dollar limitation on fees and reasonable expenses set forth in clause (ii);

          (x) to the Indenture Trustee or the Successor Servicer, as applicable, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through (ix) above), any Re-Liening Expenses, to the extent not paid by the Servicer as required pursuant to Section 3.04(b);

          (xi) to the Successor Servicer, if applicable, from Available Funds (after giving effect to the reduction in Available Funds described in clauses (i) through (x) above), Transition Costs and the amount of any Additional Servicing Fee owing to the Successor Servicer; and

          (xii) any remaining Available Funds will be distributed to the holder of the Residual Interest Certificate.

Any amounts deposited in the Payment Account pursuant to 4.04(b) with respect to a Distribution Date shall be applied by the Indenture Trustee solely to make the distributions referred to in clauses (i) through (vii) above and any Insured Payment that represents the Deficiency Amount with respect to such Distribution Date shall be applied by the Indenture Trustee solely to make the distributions referred to in clauses (iv) through (vi) above, in that order of priority, but only to the extent that the Available Funds with respect to such Distribution Date, after application as provided above, were insufficient to make such distribution.

          SECTION 4.04. Spread Account.
                        --------------

          (a) The Spread Account will be held for the benefit of the Noteholders and the Insurer. On or prior to the Closing Date, the Issuer shall deposit or cause to have deposited an amount equal to the Spread Account Initial Deposit into the Spread Account from the net proceeds of the sale of the Notes.

          (b) On each Distribution Date, the Indenture Trustee, based solely on the Distribution Date Statement, shall withdraw funds from the Spread Account, to the extent funds are on deposit therein, equal to the amount by which the sum of the amounts set forth in Section 4.03(a), clauses (i) though
(vii), with respect to such Distribution Date exceeds the amount of Available Funds for such Distribution Date. The Indenture Trustee shall deposit any such funds withdrawn from the Spread Account into the Payment Account to be distributed pursuant to Section 4.03(a). Funds shall also be withdrawn from the Spread Account by the Indenture Trustee, as directed by the Insurer to reimburse the Insurer for any draws under the Insurance Policy with respect to any Preference Amount. If the amount on deposit in the Spread Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date other than withdrawals relating to distributions to be made pursuant to this sentence) exceeds the Spread Account Required Amount set forth in the Insurance Agreement, the Indenture Trustee shall, based solely on the Distribution Date Statement, distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, and then to the holder of the Residual Interest Certificate. Upon any such distributions to the Insurer, the Noteholders will have no further rights in, or claims to, such distributed amounts. None of the Noteholders, the Indenture Trustee, the Owner Trustee, the Seller or the Insurer will be required to refund any amounts properly distributed to them, whether or not there are sufficient funds on any subsequent Distribution Date to make full distributions to the Noteholders. The obligations of the Insurer under the Insurance Policy will not be diminished or otherwise affected by any amounts distributed to the Insurer.

          (c) Amounts held in the Spread Account shall be invested in the manner specified in Section 4.01(b) and (c), and such investments shall be made in accordance with written instructions from the Servicer;

          (d) With respect to the Spread Account Property, the Indenture Trustee agrees that, subject at all times to the terms of the Securities Account Control Agreement:

          (i) Any Spread Account Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee, as collateral agent, with the Indenture Trustee. The Spread Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signatory authority with respect thereto.

          (ii) Any Spread Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee, as collateral agent, in accordance with clause (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee, as collateral agent, or a securities intermediary, as such term is defined in
     Section 8-102(a)(14) of the UCC, acting solely for the Indenture Trustee, as collateral agent.

          (iii) Any Spread Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with clause (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, as collateral agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph.

          (iv) Any Spread Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to the Indenture Trustee, as collateral agent, in accordance with clause (c) of the definition of "Delivery" and shall be maintained by the Indenture

     Trustee, as collateral agent, pending maturity or disposition through continued registration of the Indenture Trustee's or its securities intermediary's (or its custodian's or its nominee's) ownership of such security, in its capacity as collateral agent.

          Effective upon delivery of any Spread Account Property in the form of physical property, book-entry securities or uncertificated securities, the Indenture Trustee shall be deemed to have purchased such Spread Account Property for value, in good faith and without notice of any adverse claim thereto.

          The Indenture Trustee shall not enter into any subordination or intercreditor agreement with respect to the Spread Account Property.

          (e) Any amounts on deposit in the Spread Account, after payments of amounts due to the Noteholders and all amounts due to the Insurer pursuant to the Insurance Agreement, shall be paid to the holder of the Residual Interest Certificate on the date of the termination of the Trust pursuant to Section 9.01 of the Owner Trust Agreement; provided, however, that if an insolvency
                              --------  -------
proceeding with respect to any of the Seller, the Servicer, the Trust, the Indenture Trustee or the Noteholders (collectively, the "Potential Preference
                                                         --------------------
Parties") shall have occurred during the period ending ninety-one (91) days
-------
after payment in full to the Noteholders of all amounts payable with respect to the Notes and the payment in full of the Reimbursement Amount owed to the Insurer then the funds on deposit in the Spread Account shall be retained until the date all applicable statute of limitation periods with respect to all applicable preference actions and periods have expired and during which time no preference action or similar proceeding at law or in equity is commenced, at which time, the Indenture Trustee shall release all amounts in the Spread Account to the holder of the Residual Interest Certificate. In the event that any preference action referred to above is commenced during any applicable statute of limitations period, funds deposited in the Spread Account shall be retained until the date on which there is a final determination by a court of competent jurisdiction as to whether any payment or payments made pursuant to this Agreement, the Indenture or the Insurance Agreement is recoverable from the Insurer or the Noteholders. If it is so determined that a payment is so recoverable, funds deposited in the Spread Account shall be applied by the Indenture Trustee at the written direction of the Insurer, first to pay any and all such claims with respect to such preference actions as the Noteholders and the Insurer may be required to pay and then to the holder of the Residual Interest Certificate. If it is determined that any such payment is not recoverable, the Indenture Trustee shall release all amounts on deposit in the Spread Account to the holder of the Residual Interest Certificate, upon receipt by the Insurer of both a final order determining that such payments are not recoverable and an opinion of nationally recognized bankruptcy counsel to the effect that such appeal is final and not subject to appeal. For purposes of compliance with this Section 4.04, the Indenture Trustee shall be entitled to rely on written instructions from the Insurer.

          (f) In the event the holder of the Residual Interest Certificate seeks to have the amounts remaining on deposit in the Spread Account released to it prior to the expiration of the ninety-one (91) day period specified in
Section 4.04(e) above, then, if

(i) amounts payable with respect to the Notes have been fully paid to the Noteholders, (ii) the Reimbursement Amount and all other amounts owing to the Insurer pursuant to the Insurance Agreement have been paid in full, (iii) no insolvency proceeding has occurred with respect to the Potential Preference Parties, and (iv) either (A) the long term unsecured debt of the Seller and the Servicer is rated "BBB-" or better by Standard & Poor's and "Baa3" or better by Moody's, (B) the Insurer shall have received a favorable opinion or opinions, satisfactory in form and substance to the Insurer, from counsel to AutoNation Financial Services, the Seller and the Servicer, to the effect that in the event an insolvency proceeding were to occur with respect to the Potential Preference Parties, no payment pursuant to this Agreement or the Insurance Agreement would be recoverable from either the Insurer or the Noteholders, and such other matters as the Insurer may reasonably request, or (C) the Insurer, in its sole discretion, elects to have the remaining amounts on deposit in the Spread Account paid to the holder of the Residual Interest Certificate, then, in any such event, all remaining amounts on deposit in the Spread Account shall be paid to the holder of the Residual Interest Certificate.

          (g) On or after the occurrence of an Event of Default under the Indenture and the acceleration of the Notes thereunder, and upon the written direction of the Insurer, all, or any portion of, amounts on deposit in the Spread Account shall be applied to pay amounts described in Section 5.06 of the Indenture.

          SECTION 4.05.   Statements to Noteholders.
                          -------------------------

          (a) On each Distribution Date, the Indenture Trustee shall include with each distribution to a Noteholder of record as of the related Record Date, a statement, prepared by the Servicer, based solely on the information in the Distribution Date Statement furnished pursuant to Section 3.08 (which the Indenture Trustee shall be permitted, but not obligated, to post on its website at ______________), setting forth for such Distribution Date at least the following information as of the Distribution Date, as the case may be:

          (i)    the Note Principal Distributable Amount for such Distribution
     Date;

          (ii)   the Note Interest Distributable Amount for such Distribution
     Date;

          (iii)  the aggregate distribution amount for such Distribution Date;

          (iv)   the Insurance Premium payable to the Insurer;

          (v) the amount on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

          (vi) the amount of the withdrawal, if any required to be made from the Spread Account by the Indenture Trustee pursuant to Section 4.04(b);

          (vii) the aggregate Servicing Fee paid to the Servicer with respect to the Contracts for the related Collection Period;

          (viii) the amount of the Owner Trustee Fee and Indenture Trustee Fee paid to the Owner Trustee and the Indenture Trustee, with respect to the related Collection Period to the extent not paid by the Servicer or from Available Funds pursuant to Section 4.03;

          (ix) the amount of any Note Interest Carryover Shortfall or Note Principal Carryover Shortfall on such Distribution Date and the change in such shortfall amounts from those with respect to the immediately preceding Distribution Date;

          (x) the number of, and aggregate amount of, monthly principal and interest payments due on the related Contracts which are delinquent as of the end of the related Collection Period presented in increments of 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more;

          (xi) the Available Funds and the Insured Payment, if any, for such Distribution Date;

          (xii) the aggregate amount of Liquidation Proceeds received for Defaulted Contracts;

          (xiii) the number and net outstanding balance of Contracts for which the Financed Vehicle has been repossessed;

          (xiv)  the Pool Balance; and

          (xv)   the Spread Account Required Amount for such Distribution Date.

Each amount set forth pursuant to subclauses (i) or (ii) above shall be expressed as a dollar amount per $1,000.00 of Original Principal Amount of a Note.

          (b) No later than the latest date permitted by law, the Servicer shall prepare and furnish to the Issuer, the Indenture Trustee and each Paying Agent, and the Paying Agent for the Notes and the Paying Agent for the Notes shall furnish to each Person who on any Record Date during such calendar year shall have been a Noteholder, a statement or statements containing the sum of the amounts set forth in clauses (i) and (ii) above for such calendar year and such other information as is reasonably necessary for the preparation of such Person's federal income tax return in respect of the Notes or, in the event such Person shall have been a Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns.

          SECTION 4.06. Effect of Payments by the Insurer; Subrogation.
                        ----------------------------------------------

          (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Notes that is made with moneys received pursuant to the terms of the Insurance Policy shall not be considered payment of the Notes by the Issuer and shall not discharge the Trust Estate in respect of such distribution. The Indenture Trustee acknowledges that, without the need for any further action on the part of the Insurer, the Indenture Trustee or the Note Registrar, (i) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders thereof, the Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from distributions of the assets of the Trust and will be deemed to the extent of the payments so made to be a Noteholder and (ii) the Insurer shall be paid principal and interest in its capacity as a Noteholder until all such payments by the Insurer have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Noteholders have received all payments of principal and interest due to them under this Agreement on the related Distribution Date.

          (b) Without limiting the rights or interests of the Noteholders as otherwise set forth herein, so long as no Insurer Default exists or is not continuing, the Indenture Trustee shall cooperate in all respect with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Agreement, including, upon the occurrence of an Event of Default or a Non-Servicer Default, a request to take any one or more of the following actions:

          (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Agreement, enforce any judgment obtained and collect moneys adjudged due; and

          (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Insurer hereunder or under the other Basic Documents.

                                   ARTICLE V

                                  THE SELLER

          SECTION 5.01. Liability of Seller; Indemnities.
                        --------------------------------

          The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

          The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and the Custodian and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

          The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the Seller's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

          The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, and their respective officers, directors, agents and employees from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Owner Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability, in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in the Owner Trust Agreement, (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee or (iii) the Custodian, shall be due to the willful misfeasance, bad faith or negligence of the Custodian, respectively.

          Indemnification under this Section 5.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. Indemnification under this Section 5.01 shall be payable solely from amounts payable to the Seller, as holder of the Residual Interest Certificate, pursuant to clause (xii) of Section 4.03(a) and shall not otherwise be payable from the Trust Property. If the Seller shall have made any indemnity payments pursuant to this Section 5.01 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest to the extent such Person has received amounts in excess of the indemnity payments such Person is entitled to under the Basic Documents. Indemnification under this Section 5.01 shall survive the resignation or removal of the Seller or the termination of this Agreement.

          SECTION 5.02. Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of Seller; Certain Limitations.
------------------------------------------

          (a) The Seller shall keep in full effect its existence, rights and franchises as a corporation incorporated under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Contract Documents and this Agreement.

          (b) The Seller shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless such action is accomplished in accordance with the Insurance Agreement and the corporation formed by such consolidation or into which the Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety, can lawfully perform the obligations of the Seller hereunder and executes and delivers to the Issuer, the Indenture Trustee and the Insurer an agreement in form and substance reasonably satisfactory to the Issuer, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement. The Seller shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 5.02 to the Owner Trustee, the Indenture Trustee, the Insurer, the Servicer and the Rating Agencies. Notwithstanding the foregoing, the Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Seller's business unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.02 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction),
(y) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (z) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been duly executed and filed that are necessary to preserve and protect the interest of the Trust in the Contracts and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

          SECTION 5.03. Limitation on Liability of Seller and Others.
                        --------------------------------------------

          The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly
                                                           ----- -----
executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

          SECTION 5.04. Seller Not to Resign.
                        --------------------

          Subject to the provisions of Section 5.02, the Seller shall not resign from the obligations and duties hereby imposed on it as Seller under this Agreement.

          SECTION 5.05. Seller May Own Notes.
                        --------------------

          The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

                                  ARTICLE VI

                                 THE SERVICER

          SECTION 6.01. Liability of Servicer; Indemnities.
                        ----------------------------------

          Subject to Section 7.02, the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement. Such obligations shall include the following:

          (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Seller, the Custodian, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

          (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Custodian and their respective officers, directors, agents and employees from and against any taxes that may at any time be asserted against the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Seller or the Custodian with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but, not including (i) in the case of the Issuer, any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or
(ii) any taxes asserted with respect to ownership of the Contracts, or (iii) any federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

          Indemnification under this Section 6.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient Person shall promptly repay such amounts to the Servicer, without interest to the extent such Person has received amounts in excess of the indemnity payments such Person is entitled to under the Basic Documents.

          This Section 6.01 shall survive the resignation or removal of the Servicer and the termination of this Agreement.

          SECTION 6.02.  Corporate Existence; Status as Servicer; Merger.
                         -----------------------------------------------

          (a) The Servicer shall keep in full effect its existence, rights and franchises as a corporation incorporated under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Contract Documents and this Agreement.

          (b) The Servicer shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person or engage in any similar corporate transaction pursuant to which the surviving or successor entity is not AutoNation Financial Services, unless (i) all additional conditions contained in the Insurance Agreement are satisfied; (ii) the resulting entity executes and delivers to the Issuer, the Indenture Trustee and the Insurer an agreement in form and substance reasonably satisfactory to the Issuer, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; (iii) the Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 6.02 to the Owner Trustee, the Indenture Trustee, the Insurer and each Rating Agency;
(iv) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.05 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Default shall have occurred; (v) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.02 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (vi) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Insurer an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been duly executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

          SECTION 6.03. Performance of Obligations.
                        --------------------------

          (a) The Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement.

          (b) The Servicer shall not take any action, or permit any action to be taken by others, which would excuse any person from any of its covenants or obligations under any of the Contract Documents or under any other instrument included in the Trust Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Contract Documents or any such instrument, except as expressly provided herein and therein.

          SECTION 6.04. Servicer Not to Resign; Assignment.
                        ----------------------------------

          (a) The Servicer shall not resign from the duties and obligations hereby imposed on it except upon determination by its Board of Directors that by reason of change in applicable legal requirements the continued performance by the Servicer of its duties hereunder would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or its financial condition, said determination to be evidenced by a resolution of its Board of Directors to such effect accompanied by an Opinion of Counsel, satisfactory to the Issuer, the Insurer and the Indenture Trustee, to such effect. No such resignation shall become effective unless and until (i) the Indenture Trustee assumes all of the Servicer's obligations under this Agreement; provided, however, the Indenture Trustee shall in no event
                --------  -------
whatsoever assume the Servicer's obligation to repurchase Contracts, nor will the Indenture Trustee purchase Contracts or (ii) a new servicer acceptable to the Insurer assumes the servicing of the Contracts and enters into a servicing agreement with the Issuer, the Indenture Trustee and the Insurer in form and substance substantially similar to this Agreement and satisfactory to the Indenture Trustee and the Insurer, and each Rating Agency confirms that the selection of such new servicer will not result in the qualification, reduction or withdrawal of its then-current rating of each Class of Notes assigned by such Rating Agency, without regard to the Insurance Policy. No such resignation by the Servicer shall affect the obligation of the Servicer to repurchase pursuant to Section 3.06 Contracts which were adversely affected as a result of the Servicer's actions while acting as Servicer.

          (b) Except as specifically permitted in this Agreement, the Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided that the Servicer may assign this Agreement in
                       --------
connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 6.02(b).

          (c) Except as provided in Sections 6.04(a) and (b), the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 8.01 or the Trust shall have been terminated as provided by the terms of the Owner Trust Agreement, and shall survive the exercise by the Issuer, the Indenture Trustee or the Insurer of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee, any Noteholder or the Insurer of any provision of the Notes, the Indenture, the Insurance Agreement or this Agreement.

          (d)    The resignation of the Servicer in accordance with this Section
6.04 shall not affect the rights of the Seller hereunder. If the Servicer resigns pursuant to this Section, its appointment as custodian may be terminated pursuant to Section 2.08.

          SECTION 6.05. Limitation on Liability of Servicer and Others.
                        ----------------------------------------------

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect the Servicer or any such person
--------
against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and
                                          ----- -----
submitted by any person respecting any matters arising under this Agreement.

          Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided that the Servicer may undertake any reasonable action that it may deem
--------
necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders under this Agreement and the other Basic Documents.

                                  ARTICLE VII

                               SERVICER DEFAULTS

          SECTION 7.01. Servicer Defaults.
                        -----------------

          If any one of the following events (each, a "Servicer Default") shall
                                                       ----------------
occur and be continuing:

          (a) any failure by the Servicer to deposit or credit to the Collection Account any amount required under this Agreement to be so deposited or credited, which failure continues unremedied for a period of two Business Days after discovery by the Servicer or receipt by the Servicer of written notice of such failure from the Issuer, the Indenture Trustee or the Insurer or after discovery of such failure by an officer of the Servicer;

          (b) the Insurer, the Indenture Trustee or the Issuer shall not have received a report in accordance with Section 3.08 by the Servicer Report Date with respect to which such report is due and which shall continue unremedied for a period of one day after the date on which written notice of such failure, requiring the same to be remedied, shall have been given;

          (c) failure on the part of the Seller or the Servicer duly to observe or to perform any other covenants or agreements of the Seller or the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Noteholders, the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee and (ii) continue unremedied for a period of 30 days after the date on which the Seller, the Custodian or the Servicer shall have knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given

(A) to the Seller or the Servicer, as the case may be, by the Insurer, the Issuer, the Owner Trustee or the Indenture Trustee or (B) to the Seller or the Servicer, as the case may be, and to the Issuer and the Indenture Trustee by Noteholders, acting together as a single class, evidencing in the aggregate not less than 25% of the Outstanding Principal Amount of the Notes or, so long as no Insurer Default has occurred and is continuing, by the Insurer;

          (d) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer or the Seller in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or the Seller or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer or the Seller and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

          (e) the commencement by the Servicer or the Seller of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer or the Seller to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or the Seller or of any substantial part of its property or the making by the Servicer or the Seller of an assignment for the benefit of creditors or the failure by the Servicer or the Seller generally to pay its debts as such debts become due or the taking of corporate action by the Servicer or the Seller in furtherance of any of the foregoing;

          (f) any merger or consolidation or sale of assets of the Servicer in violation of the covenant set forth in Section 6.02 hereof;

          (g) the Servicer shall have failed in the reasonable opinion of the Insurer to service the Contracts in accordance with the Servicing Standards and such failure shall have continued unremedied for 30 days after written notice of such failure shall have been delivered to the Servicer by the Insurer;

          (h) any representation, warranty or statement of the Servicer or the Seller made in this Agreement or the other Basic Documents or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty made in this Agreement or any other Basic Document as to which Section 2.03 or 3.06 shall be applicable so long as the Servicer or the Seller shall be in compliance with
Section 2.03 or 3.06, as the case may be), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders or the Insurer and, within 30 days after written notice thereof shall have been given to the Servicer or the Seller by the Indenture Trustee or the Issuer or by

Noteholders, acting together as a single Class, evidencing in the aggregate not less than 25% of the Outstanding Principal Amount of the Notes, or so long as no Insurer Default has occurred, by the Insurer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

          (i) the subservicing agreement between World Omni Financial Corp. and the Servicer shall for any reason cease to be in full force and a successor Subservicer acceptable to the Insurer shall not be appointed within 60 days, or if any party thereto denies that it has any further liability thereunder or gives notice to such effect;

          (j) the Indenture Trustee shall, for any reason, fail to have a valid perfected first priority security interest in Contracts pledged by the Issuer to the Indenture Trustee the outstanding aggregate Principal Balance of which exceeds 5.00% of the Pool Balance;

          (k) unless authorized under Section 5.02, the Seller shall enter into any transaction described in Section 5.02 regardless of the surviving entity; or

          (l)    an Event of Default as defined in the Insurance Agreement;

then and in each and every case, so long as such Servicer Default shall not have been remedied, (i) if no Insurer Default has occurred and is continuing, the Insurer or (ii) if an Insurer Default has occurred and is continuing, the Indenture Trustee acting at the direction of the Noteholders evidencing not less than 25% of the outstanding amount of the Notes, acting together as a single Class, by notice then given in writing to the Servicer (and to the Insurer, the Indenture Trustee and the Issuer if given by the Noteholders) may terminate all the rights and obligations of the Servicer under this Agreement. Upon such termination, termination of the Servicer as custodian, if the Servicer is acting as such, can be made pursuant to Section 2.08.

          On or after the receipt by the Servicer of such written notice of termination, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Contracts or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.02 and, without limitation, the Indenture Trustee and the Issuer are hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents, or otherwise. The Servicer shall cooperate with the Indenture Trustee, the Insurer and the Issuer in effecting the transfer of the responsibilities and rights of the Servicer under this Agreement (whether due to termination, resignation or otherwise), including the transfer to the Indenture Trustee or such Successor Servicer, as applicable, for administration by it of all cash amounts that (i) shall at the time be held by the Servicer for deposit in, or shall have been deposited by the Servicer in, the Collection Account or
(ii) shall thereafter be received by it with respect to any Contract. The predecessor Servicer shall pay all costs of the Successor Servicer associated with its transition to the role of Successor Servicer (whether due to termination, resignation or otherwise).

          SECTION 7.02.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          (a)  Upon the termination of the Servicer by the Insurer pursuant to
Section 7.01 or resignation of the Servicer pursuant to Section 6.04 or otherwise, the Insurer may appoint a successor servicer ("Successor Servicer"
                                                          ------------------
other than the Indenture Trustee. Until the Insurer has appointed a Successor Servicer, the Indenture Trustee shall be the Successor Servicer for all purposes of this Agreement. In the event that the Indenture Trustee is unable to so act and the Insurer has not appointed a Successor Servicer within 60 days, the Indenture Trustee may, with the consent of the Insurer, which consent will not be unreasonably withheld, appoint, or petition a court of competent jurisdiction for the appointment of, a successor acceptable to the Insurer with a net worth of at least $50,000,000 and whose regular business includes the servicing of automobile and light-duty retail installment sales contracts. If an Insurer Default has occurred and is continuing, upon the termination of the Servicer by the Indenture Trustee, the Noteholders shall appoint a Successor Servicer pursuant to Section 7.01, or upon the resignation of the Servicer pursuant to
Section 6.04 in the event that the Insurer is not entitled to appoint a Successor Servicer by operation of Section 9.08, (i) if the Notes have not been paid in full, the Indenture Trustee shall be the Successor Servicer and (ii) if the Notes have been paid in full, the Depositor shall appoint the Successor Servicer. If the Indenture Trustee acts as Successor Servicer, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination shall have been given, as well as reasonable Transition Costs, which shall be payable as provided in
Section 4.03(a)(xi). Pending appointment of any such Successor Servicer, the Indenture Trustee shall act in such capacity as provided above.


          (b) The Successor Servicer shall succeed to all the responsibilities, duties and liabilities of the Servicer under this Agreement, except that if the Indenture Trustee is the Successor Servicer, it shall not be obligated to purchase Contracts pursuant to Section 3.06; provided, however, the Successor
                                             --------  -------
Servicer (if the Indenture Trustee) shall be obligated to indemnify, defend and hold harmless the Issuer, the Seller, the Noteholders and the Insurer and their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from such Successor Servicer's failure to perform its obligations under Sections 3.02, 3.04 or 3.05(a). Any Successor Servicer has the right, with the prior written consent of the Insurer, to terminate the services of any Subservicer in respect of the Contracts arising under the related subservicing agreement between the predecessor Servicer and such Subservicer which is in effect at the time such Successor Servicer assumes its responsibilities as Successor Servicer and any termination fees in connection with such termination shall be paid by the predecessor servicer. In connection with any appointment of a Successor Servicer, the Indenture Trustee may make arrangements for the compensation of such successor out of payments on Contracts as the Indenture Trustee, the Insurer and such Successor Servicer shall agree; provided that such
                                                              --------
amount shall equal the product of a fixed percentage rate and the Principal Balance, as of the commencement of each Collection Period, of each Contract. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          SECTION 7.03.  Notification to Noteholders.
                         ---------------------------

          Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to each Noteholder of record at their respective addresses appearing in the Note Register.

          SECTION 7.04.  Waiver of Past Defaults.
                         -----------------------

          Unless an Insurer Default shall have occurred and be continuing, the Insurer, and only the Insurer, may waive any default by the Servicer in the performance of its obligations under this Agreement or any Servicer Default. If an Insurer Default has occurred and is continuing, the Noteholders evidencing at least a majority of the Outstanding Principal Amount of the Notes, acting together as a single Class on behalf of all Noteholders, shall have the right to waive any default by the Servicer in the performance of its obligations under this Agreement or any Servicer Default except a Servicer Default in making any required deposits to or payment from the Trust Accounts in accordance with this Agreement. No such waiver shall impair the Insurer's or the Noteholders' rights with respect to subsequent defaults.

          SECTION 7.05.  Insurer Direction of Insolvency Proceedings.
                         -------------------------------------------
          (a) The Indenture Trustee, upon the actual knowledge of a Responsible Officer of the Indenture Trustee, shall promptly notify the Insurer of (i) the commencement of any of the events or proceedings by or against any Obligor, the Servicer, the Seller, the Issuer or the Originator under the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, receivership, rehabilitation or similar law (individually, an "Insolvency
                                                               ----------
Proceeding") and (ii) the making of any claim in connection with any Insolvency
----------
Proceeding seeking the avoidance as a preferential transfer (a "Preference
                                                                ----------
Claim") of any payment of principal of, or interest on, any Notes. Any
-----
Preference Amounts paid by the Insurer shall be reimbursed to the Insurer as provided in Section 4.03(a) and 4.04(b). Each Noteholder, by its purchase of Notes, the Owner Trustee and the Indenture Trustee hereby agree that, so long as no Insurer Default has occurred and is continuing, the Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety or performance bond pending any such appeal. The Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee, the Owner Trustee and each Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

                                 ARTICLE VIII

                                  TERMINATION

          SECTION 8.01. Optional Purchase of All Contracts; Satisfaction and
                        ----------------------------------------------------
Discharge of the Indenture.
--------------------------

          (a) On any Distribution Date as of which the Pool Balance is 10% or less of the Original Pool Balance, the Servicer shall have the option to purchase the remaining Contracts from the Trust (such purchase an "Optional
                                                                   --------
Purchase"). Notice of the exercise of such option shall be given by the Servicer
--------
to the Issuer, the Indenture Trustee and the Insurer not later than the 10th day prior to the specified Distribution Date and not earlier than the 15th day of the month prior to the month of the specified Distribution Date. To exercise such option, the Servicer shall pay to the Indenture Trustee for the benefit of the Noteholders and the Insurer, by deposit in the Collection Account on the Business Day immediately preceding the related Servicer Report Date, the greater of (i) the sum of (x) the Pool Balance on the date of repurchase, plus (y) any
                                                                  ----
accrued and unpaid interest on the Contracts and (ii) the sum of (x) the aggregate unpaid principal amount of the Notes, plus (y) any accrued and unpaid
                                                ----
interest thereon to such Distribution Date plus (z) all amounts due to the
                                           ----
Servicer, the Insurer, the Indenture Trustee and the Owner Trustee under the Basic Documents. Such purchase shall be deemed to have occurred on the last day of the related Collection Period.

          Any Outstanding Notes will be redeemed concurrently with any Optional Purchase.

          (b) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Insurer and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof. Such notice shall conform to the notice described in Section 9.01(c) of the Owner Trust Agreement.

          (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes and all amounts owed to the Insurer and return of the Insurance Policy to the Insurer for cancellation, the Residual Interest Certificateholder will succeed to the rights of the Noteholders hereunder, and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

          SECTION 8.02. Termination of this Agreement. This Agreement shall terminate upon the termination of the Trust, except that obligations to make tax reporting shall survive so long as such obligations exist.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01.  Amendment.
                         ---------

          (a) This Agreement may be amended by the Issuer, the Seller, the Servicer and the Indenture Trustee, collectively without the consent of any Noteholders or the Custodian but with the consent of the Insurer (which consent, so long as an Insurer Default has occurred and is continuing, shall not be unreasonably withheld), to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; provided that any such action shall not materially and adversely
           --------
affect the interests of any Noteholder; and provided, further, that any such
                                            --------  -------
amendment shall be deemed not to materially and adversely affect the interests of any Noteholder if the Person requesting the amendment obtains (i) a letter from each Rating Agency to the effect that such amendment would not result in a downgrading or withdrawal of the ratings then assigned to the applicable Notes by such Rating Agency, without regard to the Insurance Policy and (ii) the consent of the Insurer.


          (b) This Agreement may also be amended by the Issuer, the Seller, the Servicer and the Indenture Trustee, with the consent of the Insurer, without the consent of the Custodian and, for so long as the Notes are outstanding and an Insurer Default shall have occurred and be continuing, the Noteholders evidencing in the aggregate more than 50% of the principal amount of the Notes then outstanding, acting together as a single Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided that no such amendment may without the consent of each Noteholder (i)
--------
increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that shall be required to be made for the benefit of the Noteholders, (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment or (iii) result in a taxable event to any of the Noteholders for federal income tax purposes or result in the Trust being classified as an association or publicly traded partnership taxable as a corporation for federal income tax purposes .

          (c) Promptly after the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder.

          (d) It shall not be necessary for the consent of Noteholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements as the Indenture Trustee may prescribe. Any consent by a Noteholder to an amendment of this Agreement shall be conclusive and binding on such Noteholder and upon all future Noteholders, of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note.

          (e) The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise and any such amendment shall be unenforceable in its entirety absent the execution of such amendment by the Indenture Trustee. Before consenting to any amendment pursuant to Section 9.01(a), the Indenture Trustee shall, if it requests, be entitled to receive an Opinion of Counsel (not at its own expense) stating that such amendment is authorized and permitted under the terms of this Agreement and the Indenture. To the extent such Opinion of Counsel is provided to the Indenture Trustee, the Insurer shall also be a recipient thereof.

          SECTION 9.02.  Protection of Title to Trust.
                         ----------------------------

          (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Noteholders, the Indenture Trustee and the Insurer in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Indenture Trustee and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with
Section 9.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Insurer and the Indenture Trustee at least 30 days' prior written notice thereof and shall promptly file appropriate amendments to all previously filed financing statements or file new financing statements, as applicable. Promptly thereafter, the Servicer shall deliver to the Trust, the Indenture Trustee and the Insurer an Opinion of Counsel stating that in the opinion of counsel, all actions necessary fully to preserve and protect the interest of the Trust, the Indenture Trustee, the Noteholders and the Insurer in the Contracts, the related Financed Vehicles and the proceeds thereof have been taken and reciting the details thereof.

          (c) The Seller and the Servicer shall give the Insurer, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office or state of incorporation of the Seller and the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file appropriate amendments or new financing statements. Promptly thereafter, the Servicer shall deliver to the Trust, the Indenture Trustee and the Insurer an Opinion of Counsel stating that in the opinion of counsel, all actions necessary fully to preserve and protect the interest of the Trust, the Indenture Trustee, the Noteholders and the Insurer in the Trust Property have been taken and reciting the details thereof. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

          (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit
(i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of such Contract.


          (e) The Servicer shall maintain or cause to be maintained its or its agent's computer systems so that, from and after the time of sale under this Agreement of the Contracts to the Issuer, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee.

          (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

          (g) The Servicer shall permit the Owner Trustee, the Indenture Trustee and the Insurer and their respective agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

          (h) Upon request, the Servicer shall furnish to the Owner Trustee, the Indenture Trustee and the Insurer, within five Business Days, a list of all Contracts then held as part of the Trust Property.

          (i)  The Servicer shall deliver to the Indenture Trustee and the
      Insurer:

          (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (B) no such action shall be necessary to preserve and protect such interest; and

          (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) no such action shall be necessary to preserve and protect such interest.

          (j) Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (k) The Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, within the time periods specified in such sections.

          (l) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          SECTION 9.03.  Governing Law.
                         -------------

          This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

          SECTION 9.04.  Notices.
                         -------

          All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of

          (i)   the Seller, at_________________, Attention:____, facsimile______
       ____;

          (ii) the Servicer, at___________ , Attention:___ , facsimile______ , with a copy to___________, as Custodian;

         (iii)  the Insurer, at__________,____________, Attention:___________,
       facsimile__________;

          (iv) the Issuer or the Owner Trustee, at the Owner Trustee Corporate Trust Office (with, in the case of the Issuer, a copy to the Seller);

          (v)    the Indenture Trustee, at the Corporate Trust Office;

          (vi) Moody's, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, New York, New York 10007;

          (vii) Standard & Poor's, to Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department; and

          (viii) the Custodian, to____________, Attention:_________________,
       facsimile_________;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not such Noteholder shall receive such notice.

       SECTION 9.05.  Severability of Provisions.
                      --------------------------

       If the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

       SECTION 9.06.  Assignment.
                      ----------

       Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 6.02, neither the Seller nor the Servicer may transfer or assign all, or a portion of, its rights, obligations and duties under this Agreement unless such transfer or assignment (i)(A) will not result in a reduction or withdrawal by any Rating Agency of the rating then assigned by it to the Notes, without regard to the Insurance Policy and (B) the Issuer, the Indenture Trustee, acting at the direction of the Noteholders evidencing more than 50% of the outstanding amount of Notes, and the Insurer have consented to such transfer or assignment, or (ii) the Insurer, the Issuer, the Indenture Trustee and the Noteholders of each Class evidencing more than 50% of the outstanding amount of Notes of such Class consent thereto. Any transfer or assignment with respect to the Servicer of all of its rights, obligations and duties will not become effective until a Successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, each Rating Agency shall be provided with notice of such transfer or assignment.

        SECTION 9.07.  Third Party Beneficiaries.
                       -------------------------

        The parties hereto intend for the Insurer to be, and the Insurer hereby is an express third party beneficiary of this Agreement entitled to enforce the provisions hereof as if it were a party hereto. Except as otherwise specifically provided herein, the parties to this Agreement hereby manifest their intent that no third party other than the Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

        SECTION 9.08.  Certain Matters Relating to the Insurer.
                       ---------------------------------------

        So long as an Insurer Default shall not have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders are entitled to exercise pursuant to this Agreement, without any consent of such Noteholders, subject to any rights specifically granted to Noteholders in respect of amendments to this Agreement pursuant to Section 9.01.

        All notices, statements or reports required by this Agreement to be sent to any other party hereto or to the Noteholders at any time shall also be sent to the Insurer unless the Insurance Policy is no longer in effect (and the Insurer has been paid all amounts owing to it under this Agreement and the Insurance Agreement).

        Notwithstanding any provision in this Agreement to the contrary, for so long as an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Trust, the Seller, the Indenture Trustee pursuant to the terms of this Agreement, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Trust, the Seller, the Indenture Trustee or the Noteholders; provided that
                                                                 --------
the consent of the Insurer shall be required at all times (which consent, so long as an Insurer Default has occurred and is continuing, shall not be unreasonably withheld) with respect to any amendment of this Agreement.

        SECTION 9.09.  Headings.
                       --------

        The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 9.10.  Assignment by Issuer.
                       --------------------

        The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and the Insurer of all right, title and interest of the Issuer in, to and under the Contracts and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

        SECTION 9.11.  Limitation of Liability of Owner Trustee.
                       ----------------------------------------

        Notwithstanding anything contained herein to the contrary, this instrument has been executed by_________, not in its individual capacity but in its capacity as Owner Trustee of the Issuer, and in no event shall_______, in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                        ANRC AUTO OWNER TRUST___,
                         as Issuer

                        By:________________________________________________,
                            not in its individual capacity but solely as
                            Owner Trustee



                        By:________________________________________________
                            Name:
                            Title:

                        AUTONATION RECEIVABLES CORPORATION,
                         as Seller



                        By:_______________________________________________
                            Name:
                            Title:

                        AUTONATION FINANCIAL SERVICES CORP.,
                         as Servicer and as Custodian



                        By:________________________________________________
                            Name:
                            Title:

                        ___________________________________________________,
                              as Indenture Trustee



                        By:________________________________________________
                            Name:
                            Title:

                                   EXHIBIT A

                               List of Contracts
                               -----------------

                (Delivered to the Indenture Trustee at Closing)

                                   EXHIBIT B

                 Location and Account Numbers of Trust Accounts
                 ----------------------------------------------

                                   EXHIBIT C

                          Distribution Date Statement
                          ---------------------------